File No. 333-64172

File No. 811-10431

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 21

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 21

INVESTED PORTFOLIOS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

P. O. Box 29217

Overland Park, Kansas 66201-9217

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2(a)(1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant’s fiscal year ended December 31, 2013 was filed on March 21, 2014.

Prospectus

INVESTED PORTFOLIOS

April 30, 2014

Ticker

INVESTED PORTFOLIOS

InvestEd Growth Portfolio	WAGRX

InvestEd Balanced Portfolio	WBLAX

InvestEd Conservative Portfolio	WICAX

The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

SUMMARIES
3	InvestEd Growth Portfolio
8	InvestEd Balanced Portfolio
13	InvestEd Conservative Portfolio

18	Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds
39	Fund of Funds Risks
40	Management of the Portfolios
40	Investment Adviser
40	Management Fee
41	Portfolio Management
42	Your Account
42	Ivy Funds InvestEd 529 Plan
42	Choosing a Portfolio
47	Account Registration
48	Buying Shares
49	Exchanges
49	Transfers
50	Selling Shares
51	Shareholder Services
53	Distributions and Taxes
55	Financial Highlights

2	Prospectus

InvestEd Growth Portfolio

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 43 of the Portfolio’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 63 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.92%
Total Annual Portfolio Operating Expenses[3]	1.17%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]

Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the fund’s most recent fiscal year.

[3]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$707	$985	$1,282	$2,114

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

InvestEd Portfolios	Prospectus	3

Principal Investment Strategies

The Portfolio is designed for investors who seek growth of capital and can accept equity market volatility in return for potentially higher returns. The Portfolio is also designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least nine years. The Portfolio invests, primarily, in Waddell & Reed Advisors equity mutual funds that have a long-term growth orientation. It also invests, to a lesser extent, in Waddell & Reed Advisors bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Trustees of the Trust (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in equity funds will be from 65% to 100%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 35% to 0%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Core Investment Fund	0%	60%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	60%
Waddell & Reed Advisors Value Fund	0%	40%
Waddell & Reed Advisors International Growth Fund	0%	30%
Waddell & Reed Advisors Vanguard Fund	0%	30%
Waddell & Reed Advisors New Concepts Fund	0%	25%
Waddell & Reed Advisors Small Cap Fund	0%	20%
Waddell & Reed Advisors Cash Management	0%	35%
Waddell & Reed Advisors Bond Fund	0%	25%
Waddell & Reed Advisors Government Securities Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%

The Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and WRIMCO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of U.S. and foreign common stocks and, to a lesser extent, a mixture of U.S. and foreign investment grade and non-investment grade corporate bonds, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and securities issued by foreign governments and securities denominated in currencies other than the U.S. dollar. Certain of the underlying funds may, but are not required to, invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

Although the majority of the Portfolio’s indirect stock holdings are of large capitalization companies, the Portfolio is likely to have potentially significant exposure to mid capitalization companies, foreign companies and, to a lesser extent, small capitalization companies.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

■

Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large to mid capitalization companies, foreign companies and, to a lesser extent, small capitalization companies) may underperform other asset classes, other market segments or the overall stock market.

4	Prospectus	InvestEd Portfolios

The values of certain types of stocks, such as stocks of small capitalization companies, may be subject to greater price volatility, lower trading volume and less liquidity than others. The prices of small capitalization company stocks may be based, in part, on future expectations rather than current achievements.

■

Bond Funds Risk. A smaller portion of the Portfolio’s assets may be invested in bond funds in an effort to offset the volatility of the equity funds. The principal risks that may be encountered by this portion of the Portfolio’s assets are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Low-Rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

■

Market Risk. Markets are volatile and the Portfolio’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio or an underlying fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a fund of funds structure. WRIMCO has the authority to select and replace underlying funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.

InvestEd Portfolios	Prospectus	5

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Portfolio.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or www.waddell.com or call 888.923.3355 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 13.32% (the third quarter of 2009) and the lowest quarterly return was -16.14% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Shares of Growth Portfolio	19.74%	12.64%	7.36%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	-2.02%	4.44%	4.55%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes).	0.05%	0.09%	1.59%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.923.3355) (purchases only), fax (800.532.2749), or internet (www.ivyfunds.com or www.waddell.com) (subsequent purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

6	Prospectus	InvestEd Portfolios

Tax Information

Because your investment in the Portfolio is part of the Program, earnings (that is, distributions on, and gains realized on redemptions of, Portfolio shares) are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal and is subject to that tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

InvestEd Portfolios	Prospectus	7

InvestEd Balanced Portfolio

Objective

To seek to provide total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 43 of the Portfolio’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 63 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.80%
Total Annual Portfolio Operating Expenses[3]	1.05%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]

Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the fund’s most recent fiscal year.

[3]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$696	$950	$1,221	$1,984

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

8	Prospectus	InvestEd Portfolios

Principal Investment Strategies

The Portfolio is designed for investors who seek total return through a combination of capital appreciation and current income. The Portfolio is also designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least two to three years. The Portfolio invests in a combination of growth-oriented Waddell & Reed Advisors equity mutual funds and Waddell & Reed Advisors bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Trustees of the Trust (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in equity funds will be from 40% to 75%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 60% to 25%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Cash Management	0%	60%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	50%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	30%
Waddell & Reed Advisors Government Securities Fund	0%	30%
Waddell & Reed Advisors International Growth Fund	0%	25%
Waddell & Reed Advisors Vanguard Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors New Concepts Fund	0%	20%

The Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and WRIMCO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of primarily common stocks of U.S. and, to a lesser extent, foreign companies that are typically large capitalization. The Portfolio also indirectly holds a mixture of debt securities of foreign and U.S. issuers that may include investment grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment grade corporate bonds and money market instruments, and securities issued by foreign governments and securities denominated in currencies other than the U.S. dollar. Certain of the underlying funds may, but are not required to, invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

■

Equity Funds Risk. The Portfolio’s allocation of its assets is typically weighted toward equity funds while including bond or other income-producing fund investments to add income and reduce volatility. A principal risk associated with the Portfolio’s equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (stocks of growth-oriented, large capitalization companies, and, to a lesser extent of foreign and mid capitalization companies) may underperform other market segments or the overall stock market. The values of certain types of stocks, such as those of mid capitalization and foreign companies, may be more volatile and less liquid than others.

■

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal and political

InvestEd Portfolios	Prospectus	9

considerations that may not be associated with the U.S. markets and that could affect the fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Bond Funds Risk. The principal risks associated with the Portfolio’s bond or other income-producing fund holdings are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a bond issuer may repay a higher yielding security before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Low-Rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

■

Market Risk. Markets are volatile and the Portfolio’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio or an underlying fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a fund of funds structure. WRIMCO has the authority to select and replace underlying funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Portfolio.

10	Prospectus	InvestEd Portfolios

Prior to April 30, 2012, the Portfolio’s investment objective was to seek capital growth and income. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of capital appreciation and current income.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or www.waddell.com or call 888.923.3355 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 9.44% (the third quarter of 2009) and the lowest quarterly return was -12.64% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Shares of Balanced Portfolio	12.27%	8.86%	5.85%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	-2.02%	4.44%	4.55%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes).	0.05%	0.09%	1.59%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.923.3355) (purchases only), fax (800.532.2749), or internet (www.ivyfunds.com or www.waddell.com) (subsequent purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Because your investment in the Portfolio is part of the Program, earnings (that is, distributions on, and gains realized on redemptions of, Portfolio shares) are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is

InvestEd Portfolios	Prospectus	11

free of Federal income tax in the case of a qualified withdrawal and is subject to that tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12	Prospectus	InvestEd Portfolios

InvestEd Conservative Portfolio

Objective

To seek to provide capital preservation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 43 of the Portfolio’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 63 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.70%
Total Annual Portfolio Operating Expenses[3]	0.95%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]

Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the fund’s most recent fiscal year.

[3]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$538	$775	$1,028	$1,742

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

InvestEd Portfolios	Prospectus	13

Principal Investment Strategies

The Portfolio is designed for investors who seek capital preservation from their investments, through a primary emphasis on income and a secondary emphasis on capital growth. The Portfolio is also designed for investors who expect to incur expenses related to higher education within a year or two. The Portfolio invests primarily in Waddell & Reed Advisors bond and income-producing mutual funds and invests, to a lesser extent, in Waddell & Reed Advisors equity mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Trustees of the Trust (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in bond or other income-producing funds will be from 100% to 60%; correspondingly, the range of Portfolio net assets invested in equity funds will be from 0% to 40%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Cash Management	0%	100%
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Global Bond Fund	0%	40%
Waddell & Reed Advisors Bond Fund	0%	40%
Waddell & Reed Advisors High Income Fund	0%	20%

The Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and WRIMCO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of one or more of the underlying funds and depending on the particular underlying fund(s), the Portfolio indirectly holds a diversified mixture of money market instruments and other securities of foreign and U.S. issuers that may include investment-grade corporate bonds, U.S. government securities and, to a lesser extent, stocks of primarily large capitalization companies, and securities issued by foreign governments and securities denominated in currencies other than the U.S. dollar. Certain of the underlying funds may, but are not required to, invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

■

Bond Funds Risk. The Portfolio’s allocation is weighted toward bond or other income-producing funds. The principal risks that may be encountered by this portion of the Portfolio’s assets are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Equity Funds Risk. A smaller portion of the Portfolio’s assets may be invested in equity funds. A principal risk associated with the Portfolio’s equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large capitalization companies) may underperform other market segments or the overall stock market.

■

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal and political

14	Prospectus	InvestEd Portfolios

considerations that may not be associated with the U.S. markets and that could affect the fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Low-Rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

■

Market Risk. Markets are volatile and the Portfolio’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio or an underlying fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a fund of funds structure. WRIMCO has the authority to select and replace underlying funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Portfolio.

InvestEd Portfolios	Prospectus	15

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or www.waddell.com or call 888.923.3355 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.78% (the third quarter of 2009) and the lowest quarterly return was -2.37% (the second quarter of 2010).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Shares of Conservative Portfolio	7.78%	5.62%	4.72%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	-2.02%	4.44%	4.55%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes).	0.05%	0.09%	1.59%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.923.3355) (purchases only), fax (800.532.2749), or internet (www.ivyfunds.com or www.waddell.com) (subsequent purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Because your investment in the Portfolio is part of the Program, earnings (that is, distributions on, and gains realized on redemptions of, Portfolio shares) are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal and is subject to that tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

16	Prospectus	InvestEd Portfolios

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

InvestEd Portfolios	Prospectus	17

Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds

The following is a concise description of the investment objectives, principal and non-principal strategies and certain risks of the underlying funds in which the Portfolios invest. The SAI of the Portfolios includes additional information about the investment strategies, policies and risks of the underlying funds. Those strategies, policies and risks are also described more fully in the prospectus and SAI of each underlying fund. WRIMCO is the investment manager for each underlying fund and for the Portfolios. Please note that no offer is made in this prospectus of the shares of any underlying fund. A description of each of the Principal Risks and Non-Principal Risks listed in each of the following underlying funds is set forth in Defining Risks below.

Waddell & Reed Advisors Bond Fund seeks to achieve its objective of seeking to provide current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment grade debt securities and, to a lesser extent, in non-investment grade debt securities and convertible securities. The fund considers debt securities to be investment grade if they are rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. During normal circumstances, the fund invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the fund may invest, may be backed only by the pool of assets pledged as security for the transaction. The fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in securities of companies of any size. WRIMCO may use various techniques to manage the duration of the fund’s holdings. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The fund may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the fund will achieve its investment objective.

In selecting debt securities for the fund, WRIMCO initially utilizes a top-down viewpoint by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security. WRIMCO also may look at many other factors, including the issuer’s past, present and estimated future: financial strength; cash flow; management; borrowing requirements; and responsiveness to changes in interest rates and business conditions. As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

The fund may invest a significant amount of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury (Treasury) or by the credit of the issuer. In addition, the fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The fund may invest up to 20% of its total assets in non-investment grade debt securities, commonly called junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The fund also may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund may have an indirect exposure to foreign markets through investments in these companies. The fund may, from time to time, utilize derivative instruments, including Treasury futures contracts, Treasury swaps and options for hedging purposes and/or to take a directional position on interest rates.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the fund may sell longer-term debt securities and buy shorter-term debt securities or invest in money market instruments. By taking a temporary defensive position, the fund may not achieve its investment objective.

18	Prospectus

Principal Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Extension Risk ■ Interest Rate Risk ■ Management Risk	■ Market Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Bond Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Low-Rated Securities Risk ■ Sector Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Cash Management seeks to achieve its objective of seeking to provide current income consistent with maintaining liquidity and preservation of capital by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by an NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The fund seeks, as well, to maintain a NAV of $1.00 per share. The fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days. There is no guarantee, however, that the fund will achieve its investment objective.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity and yield, and as well the industry sector of the issuer of the security.

The fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

■	U.S. government securities (including obligations of U.S. government agencies and instrumentalities)

■	bank obligations and instruments secured by bank obligations, such as letters of credit

■	commercial paper (U.S. and foreign issuers), including asset-backed commercial paper programs

■	corporate debt obligations, including floating rate securities and variable rate master demand notes

■	foreign obligations and instruments

■	municipal obligations

■	certain other obligations guaranteed as to principal and interest by a bank in whose obligations the fund may invest or a corporation in whose commercial paper the fund may invest

The fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Certain U.S. government securities in which the fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of an investor’s investment at $1.00 per share, it is possible to lose money by investing in the fund. When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may shorten the average maturity of the fund’s investments and/or hold cash.

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Principal Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

■ Amortized Cost Risk ■ Company Risk ■ Credit Risk ■ Interest Rate Risk	■ Management Risk ■ Market Risk ■ Money Market Fund Regulatory Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Cash Management may be subject to other, non-principal risks, including the following:

■ Foreign Exposure Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Core Investment Fund seeks to achieve its objective of seeking to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large capitalization, U.S. and foreign companies that WRIMCO believes are high-quality, globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the fund will achieve its investment objective.

Large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The fund invests in securities that have the potential for capital appreciation, or that WRIMCO expects to resist market decline. Although the fund typically invests in securities issued by large capitalization companies, it may invest in securities issued by companies of any size. While the fund typically invests in securities issued by core-oriented companies, it has the ability to invest in securities of companies across the valuation spectrum, including securities issued by growth and value-oriented companies.

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process.

From a top-down perspective, WRIMCO seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. WRIMCO considers various thematic factors in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, WRIMCO seeks to invest for the fund in what it believes are dominant companies that will benefit from these trends or themes; including companies that WRIMCO believes have long-term earnings potential greater than market expectations.

Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company’s ability to grow its business. In selecting securities for the fund, WRIMCO may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors. WRIMCO attempts to select securities that it believes have growth possibilities by looking at many factors that may include a company’s projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks. The fund typically holds a limited number of stocks (generally 40 to 50).

The fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund will have an indirect exposure to foreign markets through investments in these companies.

The fund may invest in derivative instruments in seeking to hedge its current holdings, including the use of futures or options contracts on broad U.S. equity indexes.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. Among other factors, WRIMCO considers whether, in its opinion, the security has fully appreciated according to WRIMCO’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below WRIMCO’s expectations regarding the security’s long-term earnings potential. WRIMCO also may sell a security to reduce the fund’s holding in that security if that issuer’s competitive advantage has diminished or if the fund’s portfolio managers lose conviction in a previously identified trend or theme, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high

20	Prospectus

quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Core Investment Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Dividend Opportunities Fund seeks to achieve its objective of seeking to provide total return by investing primarily in large capitalization companies that are often market leaders in their industry, with established operating records that WRIMCO believes are high-quality companies that may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal circumstances, the fund invests at least 80% of its net assets in dividend-paying equity securities. For this purpose, such securities consist primarily of dividend-paying common stocks. Although the fund invests primarily in securities issued by large capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The fund typically holds a limited number of stocks (generally 50 to 65). There is no guarantee, however, that the fund will achieve its investment objective.

In selecting securities for the fund, WRIMCO seeks to invest in companies that it believes possess attractive business characteristics, are in a strong financial condition and/or are selling at attractive valuations, both on a relative and an absolute basis. The fund primarily focuses on companies that have one or more of the following characteristics: high dividend yields that are, in the opinion of WRIMCO, relatively safe; above-average dividend yields that WRIMCO expects will continue and/or grow; below-average dividend yields that WRIMCO expects could grow over the next few years; and no dividend yields where WRIMCO believes the company has the ability to initiate a payment of dividends in the future. WRIMCO also considers other factors, which may include the company’s: established operating history; competitive dividend yields; growth and profitability opportunities; return on capital; history of improving sales and profits; status as a market leader in its industry; and stock price value.

WRIMCO attempts to select securities by considering a company’s ability to sustain, and potentially increase, its dividend payments, thereby returning value to its shareholders. WRIMCO also seeks companies that it believes possess strong balance sheets and a strong dividend payout ratio, sustainable business models and earnings power, and high free cash flow yields.

The fund’s emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Because for Federal income tax purposes, “qualified dividend income” received by individual and certain other non-corporate shareholders is taxed at a maximum rate of 20% (provided that certain holding period and other requirements are met), WRIMCO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the fund invests primarily in U.S. securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund will have an indirect exposure to foreign markets through investments in these companies.

While the fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the fund invests in debt securities, the fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The fund’s investments in MLPs will be limited by tax considerations. The fund also may invest in securities issued by real estate investment trusts (REITs).

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry or sector, changes in the market trends or other factors affecting an individual security, and

Prospectus	21

changes in the relative market performance or its belief in the appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Dividend Opportunities Fund is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk ■ Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Dividend Opportunities Fund may be subject to other, non-principal risks, including the following:

■ Credit Risk ■ Derivatives Risk ■ Interest Rate Risk ■ Mid Size Company Risk	■ MLP Risk ■ REIT-Related Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Global Bond Fund seeks to achieve its primary objective of seeking to provide a high level of current income, and its secondary objective of capital appreciation, by investing, during normal circumstances, at least 80% of its net assets in a diversified portfolio of bonds of foreign and U.S. issuers. The fund may invest in securities issued by foreign or U.S. governments and in securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets. The fund may invest in securities of any maturity. There is no guarantee, however, that the fund will achieve its investment objectives.

Under normal circumstances, the fund invests at least 40% (or, if WRIMCO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the fund will allocate its assets among at least three different countries (one of which may be the United States). The fund also may invest in securities of issuers determined by WRIMCO to be in developing or emerging market countries. The fund may invest up to 100% of its total assets in foreign securities and non-U.S. dollar-denominated securities.

Many companies have diverse operations, with products or services in foreign markets. Therefore, the fund will have an indirect exposure to foreign markets through investments in these companies.

Bonds and other debt securities may be of any maturity and are primarily of investment grade (except that, for this purpose, a “bond” is any debt security with an initial maturity greater than one year). The fund, however, may invest up to 100% of its total assets in non-investment grade bonds, commonly called junk bonds, primarily of foreign issuers, that include securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The fund will only invest in non-investment grade securities if WRIMCO deems the risks to be consistent with the fund’s objectives. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

The fund primarily owns debt securities; however, the fund also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The fund also may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital appreciation. The fund may invest in private placements and other restricted securities. The fund may purchase shares of other investment companies subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The fund also may invest in exchange-traded funds (ETFs) as a means of gaining exposure to precious metals and other commodities without purchasing them directly although, the fund may also invest separately in physical commodities.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

22	Prospectus

Generally, in determining whether to sell a debt security, WRIMCO continues to analyze the factors considered for buying the security. WRIMCO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When consistent with the fund’s investment objectives, WRIMCO may utilize derivatives, including buying or selling options, futures contracts or forward contracts on a security, an index of securities or a foreign currency, or entering into swaps, including credit default swaps, total return swaps and interest rate swaps. WRIMCO may use these derivatives in seeking to hedge various instruments, for risk management purposes or to seek to increase investment income or gain in the fund, or to invest in a position not otherwise readily available, to take a fundamental position long or short in a particular currency or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these contracts.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the fund’s portfolio:

■	shorten the average maturity of the fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Loan Risk ■ Low-Rated Securities Risk ■ Management Risk ■ Market Risk ■ Reinvestment Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Global Bond Fund may be subject to other, non-principal risks, including the following:

■ Commodities Risk ■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk	■ Investment Company Securities Risk ■ Liquidity Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Private Placements and Other Restricted Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Government Securities Fund seeks to achieve its objective of seeking to provide current income consistent with preservation of capital by investing exclusively in a diversified portfolio of U.S. government securities. There is no guarantee, however, that the fund will achieve its investment objective.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and certain U.S. government agencies or instrumentalities, such as Ginnie Mae; obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as Freddie Mac and Fannie Mae. The fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The fund has no limitations on the range of maturities of the debt securities in which it may invest.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The fund may from time to time utilize Treasury futures contracts, Treasury swaps and options for hedging purposes and/or to take a directional position on interest rates.

When WRIMCO believes that a temporary defensive position is desirable, the fund may increase its investments in Treasury securities and/or increase its cash position. By taking a temporary defensive position, the fund may not achieve its investment objective.

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Principal Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

■ Credit Risk ■ Extension Risk ■ Interest Rate Risk ■ Management Risk ■ Market Risk	■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ Sector Risk ■ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Government Securities Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors High Income Fund seeks to achieve its objective of seeking to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments, of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the fund’s objective. There is no guarantee, however, that the fund will achieve its investment objective.

The fund invests primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The fund may invest an unlimited amount of its total assets in non-investment grade debt securities, commonly called junk bonds, which include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market price of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Although WRIMCO considers credit ratings in selecting investments for the fund, WRIMCO bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. WRIMCO will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The fund may invest in fixed-income securities of any maturity and in companies of any size.

The fund primarily owns debt securities that may include debentures, commercial paper, investment grade bonds, mezzanine loans and other similar types of debt instruments and may own fixed-income securities of varying maturities. The fund also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The fund may invest in municipal bonds, as well as private placements and other restricted securities.

The fund may invest an unlimited amount of its assets in foreign securities that are denominated in U.S. dollars or foreign currencies, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund will have an indirect exposure to foreign markets through investments in these companies.

WRIMCO may look at a number of factors in selecting securities for the fund, beginning with a primarily bottom-up analysis of a company’s fundamentals, including: financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions and progressing to consideration of the current economic environment and industry fundamentals.

After WRIMCO is comfortable with the business model of a company, it attempts to optimize the fund’s risk/reward by investing in the debt portion of the capital structure that WRIMCO believes to be most attractive, which may include secured and/or unsecured loans or floating rate notes, secured and/or unsecured high-yield bonds, and/or convertible securities trading well below their conversion values. For example, if WRIMCO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the fund invests may be high yield bonds. Similarly, if WRIMCO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the fund invests may be loans.

The fund may from time to time utilize forward contracts and futures on a foreign currency or enter into swaps, including credit default swaps and total return swaps. WRIMCO may use these derivatives in seeking to hedge various instruments, for risk management purposes or to seek to increase investment income or gain in the fund, or to invest in a position not otherwise readily available, to take a fundamental position long or short in a particular currency or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these contracts.

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Generally, in determining whether to sell a security, WRIMCO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors. WRIMCO also may sell a security if, in WRIMCO’s opinion, the price of the security has risen to reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the fund’s holding in that security or to raise cash.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the fund, WRIMCO may take any one or more of the following steps with respect to the fund’s assets:

■	shorten the average maturity of the fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

■	emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Interest Rate Risk ■ Liquidity Risk	■ Loan Risk ■ Low-Rated Securities Risk ■ Management Risk ■ Market Risk ■ Private Placements and Other Restricted Securities Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors High Income Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Emerging Markets Risk	■ Extension Risk ■ Political, Legislative or Regulatory Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors International Growth Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign companies that WRIMCO believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that WRIMCO believes possess attractive growth characteristics. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. The fund primarily invests in issuers of developed countries, although the fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the fund primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size and in any geographic area and within various sectors. Many companies have diverse operations, with products or services in foreign markets. Therefore, the fund may have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the fund will achieve its investment objective. The fund may invest up to 100% of its total assets in foreign securities.

WRIMCO utilizes a research-based investment process that focuses on bottom-up stock selection, followed by a top-down global economic analysis. WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business.

WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. It considers factors such as a company’s intellectual property, brand, scale, distribution, margins and return on capital and seeks to identify and capitalize upon key trends such as high-growth end markets, supply and demand imbalances, new product adoption and industry consolidation.

The fund may use a range of derivative instruments in seeking to manage various market risks (such as interest rates, and broad or specific equity or fixed-income market movements) and may use forward contracts and options contracts to manage its exposure (increase or decrease) to various foreign currencies. The fund also may use derivative instruments, including, but not limited to, total return swaps, to gain exposure to a particular sector or security. The fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities.

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Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened, or its valuation appears unsustainable, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. WRIMCO may also avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; and it also may invest all of its assets in U.S. securities. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

■ Company Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors International Growth Fund may be subject to other, non-principal risks, including the following:

■ Commodities Risk ■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Foreign Exposure Risk	■ Interest Rate Risk ■ Investment Company Securities Risk ■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid capitalization companies that WRIMCO believes are high quality and/or offer above-average growth potential. The fund primarily focuses on mid capitalization growth companies that WRIMCO believes have the potential to become large capitalization companies, which may include companies that are offered in initial public offerings (IPOs). Mid capitalization companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2014, this range of market capitalizations was between approximately $1.2 billion to $35.9 billion. Securities of a company whose capitalization exceeds the mid capitalization range after purchase will not be sold solely because of the company’s increased capitalization.

In selecting securities for the fund, WRIMCO primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. There is no guarantee, however, that the fund will achieve its investment objective.

As noted, WRIMCO utilizes a primarily bottom-up approach in its selection of securities for the fund, and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO also may consider a company’s dividend yield. Part of WRIMCO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence, and corporate spending.

The fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that WRIMCO believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that WRIMCO believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and unrecognized growth (companies, in WRIMCO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

26	Prospectus

The fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund may have an indirect exposure to foreign markets through investments in these companies.

In addition to common stocks, the fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The fund may utilize derivative instruments, including futures on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain event risks on positions held by the fund and to hedge market risk on equity securities. The fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. Moreover, the fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors New Concepts Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Initial Public Offering Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective of seeking to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies. Small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of March 31, 2014, this range of market capitalizations was between approximately $63.0 million and $6.4 billion. The fund emphasizes smaller companies positioned in new or emerging industries where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. The fund also invests primarily in smaller companies that are relatively new or unseasoned or companies in their early stages of development where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. The fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs). The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the fund will achieve its investment objective.

In selecting securities for the fund, WRIMCO utilizes a bottom-up stock picking process that focuses on companies it believes have sustainable long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small capitalization companies. WRIMCO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated; technological or specialized expertise; new or unique products or services; entry into new or emerging industries; growth in earnings/growth in revenue and sales/positive cash flows, ROIC (return on invested capital) market share, barriers to entry, operating margins, rising returns on investment, security size and liquidity.

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WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies. WRIMCO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a strong niche player, that is a leader in its industry, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, or that focuses on organic growth. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth.

The fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that WRIMCO believes continue to possess potential growth prospects).

The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

Small capitalization companies typically are companies with market capitalizations defined above. The fund considers a company’s capitalization at the time the fund acquires the company’s securities. Equity securities of a company whose capitalization exceeds the small capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the fund also may invest a lesser portion of its assets in securities of mid and large capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the fund may invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade.

The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund may have an indirect exposure to foreign markets through investments in these companies.

The fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small capitalization securities. The fund may also invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, on individual equity securities owned by the fund in an attempt to hedge market risk on equity securities and increase exposure to various equity sectors and markets.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. The fund also may invest in more established companies, such as those with longer operating histories than many small capitalization companies. Moreover, it may increase the number of issuers in which it invests and thereby limit the fund’s position size in any particular security. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Initial Public Offering Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Small Cap Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

28	Prospectus

Waddell & Reed Advisors Value Fund seeks to achieve its objective of seeking to provide capital appreciation by primarily investing, for the long term, in the common stocks, and to a lesser extent, preferred stock, of large capitalization U.S., and to a lesser extent, foreign companies that WRIMCO believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by WRIMCO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the fund primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The fund seeks to be diversified across economic sectors in an effort to manage risk and to limit excess volatility. There is no guarantee, however, that the fund will achieve its investment objective.

To identify securities for the fund, WRIMCO primarily utilizes fundamental bottom-up research while considering top-down (assess the market environment) and quantitative analysis. The estimated intrinsic value of companies is primarily determined by WRIMCO based on cash flow generation, but other valuation factors are also considered such as price to earnings and price to book value. In general, in selecting securities for the fund, WRIMCO also evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, and internal or external catalysts for change, as well as a company’s asset growth, changes in share count, and changes in working capital. The fund emphasizes companies which may have a clearly identifiable catalyst that WRIMCO believes will help the company achieve its estimated intrinsic value. The fund typically holds a limited number of stocks (generally 35 to 45).

The fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund will have an indirect exposure to foreign markets through investments in these companies.

The fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The fund’s investments in MLPs will be limited by tax considerations.

The fund also may invest in derivative instruments, primarily options, both written and purchased, on individual equity securities, in seeking to generate additional income from written option premiums, or to gain exposure to, or facilitate trading in, certain securities. The fund may also utilize derivative instruments, primarily futures on domestic equity indexes, in an attempt to hedge market risk on equity securities.

WRIMCO will typically sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

■ Catalyst Risk ■ Company Risk ■ Foreign Exposure Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Value Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Mid Size Company Risk	■ MLP Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by growth-oriented large capitalization or mid capitalization U.S. and, to a lesser extent, foreign companies with above-average levels of profitability and that WRIMCO believes have the ability to sustain growth over the long term.Large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented

Prospectus	29

companies are those whose earnings WRIMCO believes are likely to grow faster than the economy. The fund seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the fund will achieve its investment objective.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the fund and seeks to invest in companies that it believes have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies operating in large, growing, addressable markets (generally, the total potential markets for their goods and services) whose competitive market position WRIMCO believes will allow them to grow faster than the general economy. The key factors WRIMCO typically analyzes consist of: a company’s brand equity, proprietary technology, economies of scale, strength of management, and level of competitive intensity, return of capital in the form of higher dividends or share repurchases, the threat of substitute products and the interaction and bargaining power between a company, its customers, suppliers and competitors. The fund typically holds a limited number of stocks (generally 45 to 60).

In selecting securities for the fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale or distribution advantages. WRIMCO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, WRIMCO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the fund will have an indirect exposure to foreign markets through investments in these companies.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents and/or preferred stocks. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Vanguard Fund may be subject to other, non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

All Funds

Because each underlying fund owns different types of investments and each Portfolio may invest in various underlying funds, the performance of both the underlying fund and the Portfolio will be affected by a variety of factors. The value of the investments in both an underlying fund and a Portfolio and the income each generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other

30	Prospectus

company and economic news. Performance of an underlying fund will also depend on WRIMCO’s skill in selecting investments for that fund, and performance of a Portfolio will depend on the success of the allocations among the chosen underlying funds. As with any mutual fund, you could lose money on your investment.

Each underlying fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each underlying fund’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much an underlying fund invests or uses these strategies, these special risks may become significant and thus affect the performance of both the underlying fund and the Portfolio.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that an underlying fund invests in securities that are backed by pools of mortgage loans, the risk to the underlying fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each underlying fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain an underlying fund’s market capitalization target of the securities in such fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the fund to a Portfolio.

Each underlying fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the underlying fund’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the underlying fund’s investment objective(s), strategies and policies.

You will find more information about the underlying funds’ permitted investments and strategies, as well as the restrictions that apply to them, in each fund’s prospectus and SAI.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ and the underlying funds’ securities holdings is available in the SAI.

Portfolio holdings can be found at www.ivyfunds.com (or at www.waddell.com for the underlying funds’ securities holdings). Alternatively, a complete schedule of portfolio holdings of each Portfolio and of each of the underlying funds for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is posted at www.waddell.com five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

Defining Risks

Amortized Cost Risk — In the event that the Board of Trustees of Waddell & Reed Advisors Cash Management determines that the extent of the deviation between the underlying fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the underlying fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of underlying fund shares or liquidating the underlying fund.

Catalyst Risk — Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case an underlying fund may experience losses.

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of an underlying fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, an underlying fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, an underlying fund may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other “non-qualifying” income). Accordingly, an underlying fund may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

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Company Risk — An individual company may be more volatile or perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of an underlying fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If an underlying fund purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. A downgrade or default affecting any of an underlying fund’s securities could affect the underlying fund’s performance. In addition, a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that an underlying fund (other than Waddell & Reed Advisors Cash Management) may occasionally use. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by an underlying fund (other than Waddell & Reed Advisors Cash Management) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the underlying fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that an underlying fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase an underlying fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each underlying fund (other than Waddell & Reed Advisors Cash Management) may enter into credit default swap contracts for hedging or investment purposes. An underlying fund may either sell or buy credit protection under these contracts. Swap instruments may shift an underlying fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, an underlying fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case an underlying fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, an underlying fund would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the underlying fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the underlying fund. An underlying fund will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract. WRIMCO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

32	Prospectus

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity security) and swaps (e.g., derivatives based on a broad-based index, currency or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of an underlying fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of an underlying fund to enter into certain types of derivative transactions, or could limit an underlying fund’s ability to pursue its investment strategies.

Emerging Market Risk — An underlying fund’s investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of an underlying fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make an underlying fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the underlying fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk — Rising interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage- or asset-backed securities, more slowly than expected. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of an underlying fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The underlying funds (other than Waddell & Reed Advisors Cash Management) may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between an underlying fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the underlying fund. An imperfect correlation of this type may prevent the underlying fund from achieving the intended hedge or expose the underlying fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect an underlying fund’s performance unfavorably, depending upon prevailing conditions at

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any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of an underlying fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause an underlying fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that an underlying fund invests in sovereign debt instruments, the underlying fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the underlying fund may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Holdings Risk — If an underlying fund’s portfolio typically holds a small number of stocks, or if an underlying fund’s manager(s) tend to invest a significant portion of an underlying fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the underlying fund will have a greater impact on the underlying fund’s NAV than it would if the underlying fund invested in a larger number of securities or if the underlying fund’s manager(s) invested a greater portion of the underlying fund’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the underlying fund’s volatility.

Initial Public Offering (IPO) Risk — Investments in IPOs can have a significant positive impact on an underlying fund’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, an underlying fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, an underlying fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on an underlying fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on an underlying fund is also likely to decline as the underlying fund grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. An underlying fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase an underlying fund’s exposure to risks associated with rising rates. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities may result in decreased liquidity and increased volatility in the fixed income markets, which could cause an underlying fund’s net asset value to fluctuate more and adversely affect an underlying fund’s return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by an underlying fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if an underlying fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, an underlying fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

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Certain underlying funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, an underlying fund’s purchases of shares of such ETFs are subject to the underlying fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by an underlying fund).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange traded. The price of an ETF or a closed-end fund can fluctuate, and an underlying fund could lose money investing in an ETF or a closed-end fund. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if an underlying fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, an underlying fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event the borrower defaults, an underlying fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a an underlying fund invests and that the collateral may not be sufficient to cover the amount owed to the underlying fund. If the loan is unsecured, there is no specific collateral on which the underlying fund can foreclose. In addition, if a secured loan is foreclosed, an underlying fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Loans may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. As a result, valuing a loan can be more difficult, and buying and selling a loan at an acceptable price can be more difficult or delayed, than other investments. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan participations, an underlying fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if an underlying fund could enforce its rights directly against the borrower.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken an underlying fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price an underlying fund desires, and may carry higher transaction costs. Issuers of securities that are in default may fail to resume principal or interest payments, in which case an underlying fund may lose its entire investment. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security.

Management Risk — WRIMCO applies an underlying fund’s investment strategies and selects securities for the underlying fund in seeking to achieve the underlying fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results and securities

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selected by the underlying fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the underlying fund. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the underlying fund’s shares to lose value or may cause the underlying fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the underlying fund.

Market Risk — Markets are volatile and a Portfolio’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from an underlying fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in an underlying fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. These debt crises and the ongoing efforts of governments around the world to address these debt crises have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the underlying funds, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the underlying funds.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

MLP Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest.

Money Market Fund Regulatory Risk — As a money market fund, Waddell & Reed Advisors Cash Management is subject to the specific rules governing money market funds as well as otherwise subject to regulation by the SEC. Government agencies, including the SEC in particular, continue to evaluate the rules governing money market funds. It is possible that changes to the rules governing money market funds could significantly affect the money market fund industry generally and, therefore, the operation or performance of the underlying fund.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled payments can be expected to accelerate, shortening the average lives of such securities,

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and an underlying fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than fixed-income securities. If an underlying fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the underlying fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the underlying fund as a holder of such subordinated securities, reducing the values of those securities, or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

Political, Legislative or Regulatory Risk — The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest or repay principal on their obligations or to issue new municipal obligations. In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the Federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. An underlying fund could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of an underlying fund.

Reinvestment Risk — Income from an underlying fund’s debt securities may decline if the underlying fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the underlying fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, an underlying fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the underlying fund’s investment income.

REIT-Related Risk — The value of an underlying fund’s securities in a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of REIT Federal tax status (and the resulting failure to qualify for tax-free pass-through treatment under the Code) or changes in laws and/or rules related to that status or the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the underlying fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Sector Risk — At times, an underlying fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the underlying fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

U.S. Government Securities Risk — Although an underlying fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the underlying fund itself and do not guarantee the market prices on the securities. Securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the

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full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

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Fund of Funds Risks

Each Portfolio offered in this Prospectus is a “fund of funds,” which means that it invests substantially all of its assets in a number of other Waddell & Reed Advisors mutual funds rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Portfolio is subject to the following risks.

■	An investment in a Portfolio is subject to all the risks of an investment directly in the underlying funds the Portfolio holds. These risks are summarized above for each underlying fund.

■

A Portfolio’s performance reflects the investment performance of the underlying fund(s) it holds. A Portfolio’s performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their respective investment objectives. WRIMCO may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes, or investment styles.

■

Each Portfolio invests in a limited number of underlying funds and may invest a significant portion (or, in the case of Conservative Portfolio, all) of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of a Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective(s).

■

Each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Portfolio will bear both the Portfolio’s expenses and, indirectly, the management fees and other expenses of the underlying fund(s) the Portfolio holds.

■	One underlying fund may purchase the same securities that another underlying fund sells. A Portfolio that invests in both underlying funds would indirectly bear the costs of these trades.

Certain Waddell & Reed Advisors funds are selected for each Portfolio to establish a diversified range of investments to assist the Portfolio in achieving its investment objective(s). The investment objective of a Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders.

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Management of the Portfolios

INVESTMENT ADVISER

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios and to each of the investment companies within Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios (formerly, W&R Target Funds, Inc.) since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $49.1 billion in assets under management as of December 31, 2013.

MANAGEMENT FEE

Management Fee — Portfolios

There is no management fee payable to WRIMCO by any of the Portfolios. Management fees for each Portfolio as a percent of the Portfolio’s net assets for the fiscal year ended December 31, 2013, were 0.00% for each of Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

A discussion regarding the basis of approval by the Board of the renewal of the Investment Management Agreement with WRIMCO with respect to each of the Portfolios, is available in the Trust’s Annual Report to Shareholders dated December 31, 2013.

Management Fee — Underlying Funds

Each underlying fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each underlying fund also pays other expenses, which are explained in the Portfolios’ SAI. The management fee is payable by a fund at the annual rates of:

Waddell & Reed Advisors Bond Fund: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Cash Management: 0.40% of net assets.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Global Bond Fund and Waddell & Reed Advisors High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

The management fee rates (net of waivers) for each of the underlying funds as a percent of the fund’s net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Net Management Fees Paid
Waddell & Reed Advisors Bond Fund	September 30, 2013	0.46%
Waddell & Reed Advisors Cash Management	September 30, 2013	0.19%	*
Waddell & Reed Advisors Core Investment Fund	June 30, 2013	0.62%
Waddell & Reed Advisors Dividend Opportunities Fund	June 30, 2013	0.70%
Waddell & Reed Advisors Global Bond Fund	September 30, 2013	0.59%
Waddell & Reed Advisors Government Securities Fund	September 30, 2013	0.46%
Waddell & Reed Advisors High Income Fund	September 30, 2013	0.56%
Waddell & Reed Advisors International Growth Fund	June 30, 2013	0.82%
Waddell & Reed Advisors New Concepts Fund	June 30, 2013	0.83%
Waddell & Reed Advisors Small Cap Fund	June 30, 2013	0.83%

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Underlying Fund	Fiscal Year End	Net Management Fees Paid
Waddell & Reed Advisors Value Fund	June 30, 2013	0.69%
Waddell & Reed Advisors Vanguard Fund	June 30, 2013	0.67%

*	In light of current market conditions, WRIMCO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Waddell & Reed Advisors Cash Management to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Waddell & Reed Advisors Cash Management will maintain such a yield. WRIMCO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain underlying funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Bond Fund: Prior to October 8, 2007: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Global Bond Fund: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

For additional information regarding the effect of the fee rate reductions on the underlying funds’ total expenses, please review the prospectuses for the underlying funds.

PORTFOLIO MANAGEMENT

Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Portfolios. Mr. Avery has held his responsibilities since each Portfolio’s inception in October 2001. He is Executive Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR) since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for each Portfolio since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Portfolios’ investments.

Prospectus	41

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. (Waddell & Reed) and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Trust’s Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain funds shall receive their proportionate share of losses, if any, suffered by the funds due to market timing. Therefore, it is not currently possible to specify which particular fund shareholders or groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

Your Account

IVY FUNDS INVESTED 529 PLAN

The Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (Code). Waddell & Reed, the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to the Ivy InvestEd Plan accounts may be invested in shares of the Portfolios, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Shares of the Portfolios purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and Ivy Funds InvestEd 529 Plan Account Application carefully before investing.

Choosing a Portfolio

When you establish an Ivy InvestEd Plan account, your initial investment will be made into one of the three Portfolios of InvestEd Portfolios — Growth, Balanced or Conservative — based on the age of your Designated Beneficiary (as defined in the Code) (Age-Based Plan), into any one of the Portfolios that you select or into another investment option available within the Ivy InvestEd Plan. As noted in the prior discussion of the individual Portfolios, these Portfolios have been developed to seek diversification and appropriate asset allocation based upon the approximate time horizon until the Ivy InvestEd Plan account funds are needed for the Designated Beneficiary’s qualified higher education expenses.

The Portfolios are designed to invest in one or more of the funds within Waddell & Reed Advisors Funds with greater exposure to equity investments when the Designated Beneficiary is between the ages of 0 and 8, a more balanced exposure to equity and fixed-income investments when the Designated Beneficiary is between the ages of 9 and 15, and a greater exposure to fixed-income securities and/or money market instruments when the Designated Beneficiary reaches the age of 16 and is closer to commencing his or her postsecondary education.

If you elect to invest in the Age-Based Plan, the value of an account is automatically exchanged to the Balanced Portfolio within approximately 30 days after the Designated Beneficiary’s 9th birthday and to the Conservative Portfolio within approximately 30 days after the Designated Beneficiary’s 16th birthday.

When you make a contribution, you may elect to invest in a Portfolio that is outside the age range of the Designated Beneficiary. However, by so doing, your account will not participate in the automatic exchange feature. If you choose this option, you may forfeit some of the benefits of diversification and risk management sought by the Age-Based Plan.

Whether you invest through the Age-Based Plan, opt out of the Age-Based Plan and select a Portfolio or select another investment option available within the Ivy InvestEd Plan, you may only change your investment once each calendar year or upon a change in the Designated Beneficiary on the account.

Each Portfolio has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). Such Plans permit the Portfolios to pay marketing and other fees to support both the sale and distribution of the Portfolios, as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Plan, each Portfolio may pay Waddell & Reed a fee of up to 0.25%, on

42	Prospectus

an annual basis, of the Portfolio’s average daily net assets. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Portfolio’s shares, providing personal service to shareholders and/or maintaining shareholder accounts. The amounts shall be payable to Waddell & Reed daily or at such other intervals as the Board may determine.

These fees are paid out of a Portfolio’s assets on an ongoing basis, and, over time, these fees will increase the cost of the investment. All or a portion of these fees may be paid to your financial advisor or a financial intermediary.

Underlying Fund Shares. Each Portfolio invests in shares of one or more underlying funds that have no initial sales charge or contingent deferred sales charge (CDSC) and are not subject to a Rule 12b-1 Plan.

Shares of a Portfolio are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the tables below. As noted, under the Plan, each Portfolio pays an annual 12b-1 fee of up to 0.25% of its average net assets.

Calculation of Sales Charges on Portfolio Shares

Growth Portfolio Balanced Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Conservative Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Portfolio’s shares to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Portfolio will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. (See Sales Charge Reductions below.) The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed or its affiliate(s) may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Portfolio owned by the broker-dealer’s customers, including compensation for shares of the Portfolios purchased by customers of such broker-dealers for the customers’ Ivy Invested Plan accounts without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

Sales Charge Reductions

Lower sales charges on the purchase of shares are available by:

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, shares of InvestEd Portfolios allocable to your Ivy InvestEd Plan account are treated as shares held by you directly.

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Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in InvestEd Portfolios, Waddell & Reed Advisors Funds and/or Ivy Funds with the NAV of shares already allocable to your Ivy InvestEd Plan account or in an account eligible for grouping with your account (see Account Grouping below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed Services Company, doing business as WI Services Company (WISC) that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to

Prospectus	43

the new purchase. It is not retroactive to shares already allocable to your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your shares already allocable to the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of shares in your Ivy InvestEd Plan account may be grouped with the current account value of purchased Class A, Class B, Class C or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management or Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares allocable to your Ivy InvestEd Plan account without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Shares may be purchased at NAV for Ivy InvestEd Plan accounts owned by:

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Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

44	Prospectus

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements

■	Certain clients investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

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Clients who transferred their 529 Plan accounts (i.e., accounts under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code) from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan sponsored by Waddell & Reed due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R

■	Participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s parents and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Portfolios reserve the right to modify the policies above at any time.

Sales Charge Waivers for Certain Transactions

Shares may be purchased at NAV through:

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Exchange of shares of InvestEd Portfolios or Class A shares of any fund within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend Equities Corporation (Legend), Class A shares of any fund within Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

■

Reinvestment once each calendar year of all or part of the proceeds of redemption of your shares into the same Portfolio and account from which it had been redeemed, if the reinvestment is equal to or greater than $200 and is made within 60 calendar days of the Trust’s receipt of your redemption request. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

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Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between Waddell & Reed and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Information about the purchase of Trust shares for your Ivy InvestEd Plan account, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com or www.waddell.com, including hyperlinks to facilitate access to this information. You will find more information in the SAI about sales charge reductions and waivers.

The CDSC for Portfolio shares that are subject to a CDSC will not apply in the following circumstances:

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redemptions of shares requested within one year of the Ivy InvestEd Plan account holder’s death or disability, provided the Trust is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed

■

redemptions of shares purchased for Ivy InvestEd Plan accounts held by current or retired Trustees of the Trust, directors of affiliated companies, current or retired officers of the Trust, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

■

redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different Designated Beneficiary

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same Portfolio as that redeemed

■

redemptions made by shareholders that have purchased shares of the Trust through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or record keeping services

■	the exercise of certain exchange privileges

These exceptions may be modified or eliminated by the Trust at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Trust’s right to liquidate a shareholder’s shares, which may require certain notice.

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Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Trust shares in your Ivy InvestEd Plan account. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee, if applicable, paid by the Portfolio whose shares that you own in your Ivy InvestEd Plan account. As well, Waddell & Reed may have selling agreements with financial intermediaries which provide for one or more of the following: fees paid by Waddell & Reed to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account; networking and/or sub-accounting fees paid by the Portfolios; and/or other payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Portfolios allocable to its clients’ Ivy InvestEd Plan accounts and may also be based on the gross and/or net sales of the Trust shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for Ivy InvestEd Plan accounts to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including Ivy InvestEd Plan accounts and the Portfolios. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of Ivy InvestEd Plan accounts. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for Ivy InvestEd Plan accounts and the Portfolios, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Trust shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Portfolios and certain other mutual funds. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Portfolios by Waddell & Reed in connection with Ivy InvestEd Plan accounts.

In addition to offering Ivy InvestEd Plan accounts, Waddell & Reed financial advisors sell primarily shares of the funds within Waddell & Reed Advisors Funds and Ivy Funds (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed (“Service Affiliates”) also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to these funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed and its affiliated companies to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families. Externally Managed Funds are not available as investment options in the Ivy InvestEd Plan.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

46	Prospectus

Portability

The Portfolios’ shares may be purchased for Ivy InvestEd Plan accounts that are offered and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with Waddell & Reed. If you elect to work with a Waddell & Reed financial advisor, it is likely that the financial advisor will recommend the purchase of shares of the Portfolios through an Ivy InvestEd Plan account if college funding is one of your investment objectives and the Ivy InvestEd Plan is deemed suitable for you. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Ivy InvestEd Plan account to another Financial Intermediary if that Financial Intermediary has a selling agreement with Waddell & Reed. Not all Financial Intermediaries have such selling agreements, and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with Waddell & Reed or whose selling agreement is terminated after you transfer your Ivy InvestEd Plan account, you will either have to hold your Ivy InvestEd Plan account through Waddell & Reed or transfer your Ivy InvestEd Plan account to another 529 Plan.

Account Registration

Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual or a trust, who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Portfolios in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy Funds InvestEd 529 Plan Account Application in the event of the Account Owner’s death.

An account may also be opened by a state or local government or a Code Section 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for person(s) whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled Additional Investments.

The Account Owner will identify, on the Ivy Funds InvestEd 529 Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at an accredited institution, including the Account Owner.

If the Account Owner requests a change of the Designated Beneficiary, via the Beneficiary Change Form, the Account Owner will have the option of exchanging the assets to the Age-Based Plan or into another Portfolio that is not based on the age of the new Designated Beneficiary.

The Designated Beneficiary can be changed to a “member of the family,” as defined by the Code, of the original beneficiary.

There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of a Portfolio allocable to your Ivy InvestEd Plan account are held in the name of the Commission, as Trustees of the Program.

Ivy InvestEd Plan accounts (same owner, same Designated Beneficiary, and same registration type) with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This fee will be waived for Arizona residents.

Pricing of Fund Shares

The price to buy a share of a Portfolio, called the offering price, is calculated every business day. Each Portfolio and underlying fund is open for business every day the New York Stock Exchange (NYSE) is open. Each Portfolio and underlying fund normally calculates its NAV as of the close of business of the NYSE, normally 4:00 PM Eastern time, except that an option or futures contract held by an underlying fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. Certain of the underlying funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of an underlying fund’s shares may be significantly affected on days when the fund does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares. The offering price of a share (the price to buy one share) is the next NAV calculated per share plus the applicable sales charge.

In calculation of a Portfolio’s NAV, the shares of the underlying funds held by the Portfolio are valued at their respective NAVs per share. In the calculation of an underlying fund’s NAV:

■

The securities held by the underlying fund that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

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■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■

Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the underlying funds’ board of trustees, as discussed below.

When an underlying fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value determination made according to procedures approved by the underlying fund’s board of trustees. An underlying fund may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by an underlying fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the underlying fund’s NAV is calculated.

An underlying fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some underlying funds, such as Waddell & Reed Advisors International Growth Fund or Waddell & Reed Advisors Global Bond Fund, which may invest a significant portion of their assets in foreign securities (and derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the fund’s board of trustees. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The underlying funds have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held in the funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the underlying funds’ board of trustees, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The board of trustees of the underlying funds regularly reviews, and WISC regularly monitors and reports to the board, the Service’s pricing of the funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to an underlying fund’s shares. Another effect of fair valuation on an underlying fund is that the underlying fund’s NAV (and, therefore, a Portfolio’s NAV) will be subject, in part, to the judgment of the board of trustees or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an underlying fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of the assets of an underlying fund were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

BUYING SHARES

You may buy shares allocable to your Ivy InvestEd Plan account through Waddell & Reed and its financial advisors or through advisors of Legend. Shares may also be purchased through other non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through other non-affiliated third parties that have entered into selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration and the Portfolio that you wish to purchase. Mail to:

Waddell & Reed, Inc. P. O. Box 29217 Shawnee Mission, Kansas 66201-9217

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To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase shares of a Portfolio by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to request your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000 per Portfolio per day.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your account. Complete the appropriate sections of the Ivy Funds InvestEd 529 Plan Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares allocable to your Ivy InvestEd Plan account, your order, if accepted, will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed Ivy Funds InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

Shares of a Portfolio may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Portfolio shares for your Ivy InvestEd Plan account. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 PM Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed after 4:00 PM Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients for whose account shares of a Portfolio are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service (IRS).

If you buy shares by check, and then sell those shares by any method other than by exchange to another Portfolio or fund within Ivy Funds or Waddell & Reed Advisors Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Trust reserve the right to discontinue offering Portfolio shares for purchase.

Exchanges

Upon receipt of a completed Ivy Funds InvestEd 529 Plan Account Application and additional required documentation, if applicable, you may sell your Class A shares of a fund within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, a fund within Ivy Funds, and buy for your Ivy InvestEd Plan account shares of a Portfolio in InvestEd Portfolios. Such purchase will be without the payment of an additional sales charge if you exchange Class A shares upon which you have already paid a front-end sales charge.

As described in the section entitled Choosing a Portfolio, unless you elect otherwise your initial investment will be made into one of the three Portfolios based on the age of your Designated Beneficiary, and the value of your account will be automatically exchanged to a different Portfolio within approximately 30 days after the Designated Beneficiary’s 9th and 16th birthdays.

If you elect, initially, to invest in a Portfolio that is outside the age range of your Designated Beneficiary or another investment option available within the Ivy InvestEd Plan, your account will not participate in the automatic exchange feature described above. Whether you invest through the Age-Based Plan or otherwise select a Portfolio or other investment option available within the Ivy InvestEd Plan, you may only change your investment choice once each calendar year or upon a change in the Designated Beneficiary on the account, except as described below. A reallocation of your Ivy InvestEd Plan account among the available investment options will be deemed to constitute an investment strategy change and will prohibit you from making any other investment changes or transferring your investment to another 529 Plan sponsored by the State of Arizona during the calendar year of your change, unless they are made upon a change in the Designated Beneficiary. Federal law generally permits 529 Plan owners to make investment strategy changes only once per calendar year or upon a change in the Designated Beneficiary.

Transfers

UTMA/UGMA and Coverdell Education Savings Account (ESA) transfers. Accounts established under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA), or Coverdell ESAs are considered irrevocable gifts to the child who is the beneficiary of the account. Therefore, if you want to transfer a current UTMA/UGMA account or Coverdell ESA to an Ivy InvestEd Plan account, the ownership cannot be changed and the child will be both the Account Owner and the Designated Beneficiary. The custodian may still make contributions to the Ivy InvestEd Plan account, and a Responsible Individual (usually the UTMA/UGMA custodian) must be named to control the account until the child reaches legal age. The Designated Beneficiary cannot be changed. Please remember that such a transfer will be a taxable event and that

Prospectus	49

the Responsible Individual has the duty to use the proceeds of the account only for the benefit of the Designated Beneficiary. No successor account owner can be established on an account transferred from a UTMA/UGMA account or Coverdell ESA. A successor Responsible Individual should be named to control the account in the event of the death of the current Responsible Individual.

Other States’ 529 Plans. You may transfer, or rollover, the assets invested in another state’s 529 Plan to an Ivy InvestEd Plan account by completing the Ivy Funds InvestEd 529 Plan Rollover Request form; however, you are limited to one rollover in a 12-month period for the same Designated Beneficiary.

Minimum Investments

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750 (per Portfolio)
For accounts opened with Automatic Investment Service	$150 (per Portfolio)*
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For Automatic Investment Service	$50 (per Portfolio)

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Additional Investments

Subject to the minimums disclosed for the Automatic Investment Service, you, or anyone, can make additional investments of any amount at any time; however, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all 529 Plans sponsored by the State of Arizona to exceed limits imposed by the Ivy InvestEd Plan. For the 2013-2014 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $396,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal (see Distributions and Taxes — Taxes) or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Portfolios from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Ivy InvestEd Plan account at any time by selling (redeeming) some or all of the shares allocable to your Ivy InvestEd Plan account.

The redemption price (price to sell one share of a Portfolio) is the next calculated NAV per share of that Portfolio subject to any applicable CDSC.

Only the Account Owner may arrange to take money out of an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the shares allocable to the account, subject to Federal income tax and an additional Federal tax, if applicable.

When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell Portfolio shares, and the shares will be sold at the NAV next calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or Waddell & Reed of a completed Ivy Funds InvestEd 529 Plan Withdrawal Form. Withdrawals will be classified as either qualified or non-qualified for Federal, state and local income tax purposes. See Distributions and Taxes — Taxes.

At the request of the Account Owner, the withdrawal proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

Please note also:

■

If your Ivy InvestEd Plan account’s shares were recently purchased by check, the Portfolio may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Portfolio, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Portfolio is able to verify that your purchase check has cleared and been honored.

■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

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■

Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

■

If you purchased shares of a Portfolio from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Portfolio shares. For firms that perform account transactions systematically through the NSCC, the Portfolio will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed shares, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 PM Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 PM Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 PM Eastern time and transmit such orders to the Portfolio on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Portfolio. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Trust if the broker-dealer performs any transaction erroneously or improperly.

The Trust may require a signature guarantee if the check is made payable to someone other than the Account Owner. This requirement is to protect you, the Trust and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest in any one of the Portfolios, without a sales charge, all or part of the amount of shares you redeemed by sending to the applicable Portfolio the amount you want to reinvest for your Ivy InvestEd Plan account. The reinvested amounts must be equal to or greater than $200, and received by the Portfolio within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Portfolio and Ivy InvestEd Plan account from which it was redeemed. You may do this only once per calendar year with respect to shares of a Portfolio. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to AIS, payroll deduction, or regularly scheduled contributions made by an employer on behalf of their employees are not eligible for purchases at NAV under this policy.

The CDSC, if applicable, will not apply to the proceeds of shares of a Portfolio which are redeemed if equal to or greater than $10 and then reinvested in shares of the same Portfolio within 60 calendar days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once per calendar year with respect to shares of a Portfolio. The reinvestment must be made into the same Portfolio and Ivy InvestEd Plan account from which the shares had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to AIS, payroll deduction, or regularly scheduled contributions made by an employer on behalf of their employees are not eligible for purchase at NAV under this policy.

Telephone Transactions

The Trust and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Trust’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker-dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Portfolios’ shareholder servicing system, Waddell & Reed and WISC provide a variety of services regarding your Ivy InvestEd Plan account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888-923-3355, connects you to a Client Services Representative or Waddell & Reed’s automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access www.ivyfunds.com or www.waddell.com, to:

■	obtain information about your account(s)

■	obtain price information about other funds within Waddell & Reed Advisors Funds (available only at www.waddell.com) or Ivy Funds

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■

obtain the offering materials for the Ivy InvestEd Plan, or the Trust’s current prospectus, SAI, annual report or other information about each Portfolio or the prospectus of an underlying fund (underlying fund information available only at www.waddell.com)

■	request duplicate statements

■	transact certain account activity

At almost any time of the day or night, you may access your account information from a touch-tone phone through Waddell & Reed’s automated customer telephone service, provided your account is maintained on the Portfolios’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Portfolio shares.

Reports

Statements and reports sent to you include the following:

■	confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

■	quarter-to-date statements (quarterly)

■	year-to-date statements (after the end of the fourth calendar quarter)

■	annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus and annual and semiannual reports of the Trust may be mailed to shareholders having the same last name and address in the Trust’s records. The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com or www.waddell.com to view and/or download these documents, as well as other information about each Portfolio.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Individual Investor Accounts — Access Your Account Online” feature available via www.ivyfunds.com or the “Access Your Account” feature available via www.waddell.com.

Automatic Transactions

Automatic Investment Service (AIS) allows you to transfer money into your Ivy InvestEd Plan account automatically. While AIS does not guarantee a profit and will not protect you against loss in a declining market, it can be an excellent way to invest for future educational expenses.

You may move money from your bank account to an existing Ivy InvestEd Plan account as follows:
Minimum Amount	Frequency
$50 (per Portfolio)	Monthly

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Market Timing Policy

The Portfolios are intended for investment of contributions to the Ivy InvestEd Plan to save for postsecondary school education expenses. Because the Portfolios are investment vehicles for the Ivy InvestEd Plan, investor-initiated exchanges among the Portfolios are limited to once each calendar year or upon change in the Designated Beneficiary on the account. In addition, the Code imposes an additional tax on redemptions of Portfolio shares that are “non-qualified withdrawals.” (See Distributions and Taxes — Taxes.) As a result, it is unlikely that the Portfolios would be used to engage in market-timing activity. While Waddell & Reed and WISC recognize that investments in a Portfolio do not likely present the same opportunity for market-timing activity that may be present for other funds, WISC monitors for such activity, as described below. As well, the underlying funds will take steps to seek to deter frequent purchases and redemptions in fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management strategies and may increase expenses and negatively impact investment returns for all shareholders of an underlying fund, including long-term shareholders. Market timing activities may also increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the shareholders in an underlying fund and investors in a Portfolio that holds shares of the fund.

Certain underlying funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that an underlying fund such as Waddell & Reed Advisors International Growth Fund or Waddell & Reed Advisors Global Bond Fund, invests a significant portion of its assets in foreign securities, the underlying fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. An underlying fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in an underlying fund that invests a significant portion of its assets in small capitalization companies, such as Waddell & Reed Advisors Small Cap Fund, or in an underlying fund that invests a significant portion of its assets in high-yield fixed income securities, such as Waddell & Reed Advisors High Income Fund.

52	Prospectus

To discourage market timing activities by investors, the Board (and the board of trustees of the underlying funds) has adopted a market timing policy and has approved the procedures of the funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in underlying fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in fund shares. In its monitoring of trading activity in underlying fund shares, on a periodic basis, WISC typically reviews share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in underlying fund shares.

As an additional step, WISC reviews underlying fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes to be market timing activities by an investor who has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases of Portfolio shares for the investor’s Ivy InvestEd Plan account for a pre-determined period of time. If an investor exceeds WISC’s thresholds a second time within a 12-month period, exchange privileges will be suspended indefinitely for all accounts owned by the investor who exceeded the pre-determined thresholds. For trading in fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of an underlying fund’s market timing policy are not deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund.

An underlying fund and the Trust seek to apply their market timing policy uniformly to all shareholders and prospective investors. Although the underlying funds, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which fund shares are purchased or held, the underlying funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. The underlying funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the underlying funds will be able to identify or eliminate all market timing activities, and the underlying funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the underlying funds’, the Trust’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, underlying funds, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Trust’s and the underlying funds’ market timing policy, in conjunction with the use of fair value pricing, are intended to reduce an investor’s ability to engage in market timing activities, although there can be no assurance that a Portfolio or an underlying fund will eliminate market timing activities.

DISTRIBUTIONS AND TAXES

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year, usually in December. All distributions are automatically paid in additional shares of the distributing Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

In general, your investment in the Trust is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.

Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to that plan) and (2) earnings. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. As explained in more detail below, the earnings portion of a withdrawal may be subject to Federal income tax, and possibly additional Federal tax, depending on whether the withdrawal is qualified or non-qualified. The Account Owner is responsible for determining whether a withdrawal is qualified or non-qualified and whether additional tax applies.

Prospectus	53

A “qualified” withdrawal is a withdrawal used for “qualified higher education expenses,” which may include tuition, fees, books, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” and/or certain room and board expenses of a Designated Beneficiary who is an “eligible student” (generally, an individual who attends an eligible educational institution at least half-time). The terms “qualified higher education expenses,” “designated beneficiary,” “eligible educational institution” and “eligible student” are as defined in the Code and as described in the Program Overview. Withdrawals of earnings that are qualified withdrawals are tax-free for Federal income tax purposes. State and local taxes may still apply.

A “non-qualified” withdrawal is a withdrawal that is not used for qualified higher education expenses, as defined above. If you make a non-qualified withdrawal, the earnings portion of the withdrawal generally will be subject to Federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made. In addition, the earnings portion of any non-qualified withdrawal will be subject to an additional 10% Federal tax (unless the amount is transferred within sixty (60) days to another qualified tuition program for the same Designated Beneficiary as under the Program). In general, penalty-free non-qualified withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), attends a qualifying military academy, dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to Federal income tax.

Currently, when shares are redeemed in a qualified withdrawal, the withdrawal is Federal income tax-free (although such withdrawals may still be subject to state and/or local taxes). Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals and for determining whether a withdrawal is non-qualified, making the appropriate filings with the IRS and paying the additional 10% Federal tax on earnings.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Trust under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

54	Prospectus

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights for each Portfolio for the fiscal year ended December 31, 2013, is included in the Trust’s Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional Information. The annual report contains additional performance information and will be made available upon request.

Prospectus	55

INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Growth Portfolio
Year ended 12-31-2013	$11.53	$0.13	(2)	$2.98	$3.11	$—	$(0.37)	$(0.37)
Year ended 12-31-2012	10.94	0.06	(2)	1.17	1.23	(0.06)	(0.58)	(0.64)
Year ended 12-31-2011	12.34	0.06	(2)	(0.62)	(0.56)	(0.19)	(0.65)	(0.84)
Year ended 12-31-2010	10.93	0.08		1.46	1.54	(0.02)	(0.11)	(0.13)
Year ended 12-31-2009	9.05	0.19		2.07	2.26	(0.19)	(0.19)	(0.38)
InvestEd Balanced Portfolio
Year ended 12-31-2013	11.24	0.22	(2)	1.92	2.14	—	(0.26)	(0.26)
Year ended 12-31-2012	10.62	0.15	(2)	0.88	1.03	(0.14)	(0.27)	(0.41)
Year ended 12-31-2011	11.53	0.14	(2)	(0.41)	(0.27)	(0.15)	(0.49)	(0.64)
Year ended 12-31-2010	10.77	0.09		0.90	0.99	(0.12)	(0.11)	(0.23)
Year ended 12-31-2009	9.45	0.21		1.33	1.54	(0.21)	(0.01)	(0.22)
InvestEd Conservative Portfolio
Year ended 12-31-2013	10.90	0.31	(2)	1.06	1.37	—	(0.17)	(0.17)
Year ended 12-31-2012	10.54	0.31	(2)	0.42	0.73	(0.30)	(0.07)	(0.37)
Year ended 12-31-2011	10.54	0.37	(2)	0.00	0.37	(0.37)	—	(0.37)
Year ended 12-31-2010	10.98	0.09		0.27	0.36	(0.09)	(0.71)	(0.80)
Year ended 12-31-2009	10.43	0.14		0.55	0.69	(0.14)	—	(0.14)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Based on average weekly shares outstanding.

56	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
InvestEd Growth Portfolio
Year ended 12-31-2013	$14.27	27.05%	$141	0.25%	1.04%	37%
Year ended 12-31-2012	11.53	11.21	115	0.25	0.47	36
Year ended 12-31-2011	10.94	-4.54	114	0.25	0.49	69
Year ended 12-31-2010	12.34	14.13	129	0.25	0.71	61
Year ended 12-31-2009	10.93	24.96	119	0.25	1.83	24
InvestEd Balanced Portfolio
Year ended 12-31-2013	13.12	19.11	152	0.25	1.84	42
Year ended 12-31-2012	11.24	9.72	124	0.25	1.30	30
Year ended 12-31-2011	10.62	-2.30	109	0.25	1.26	107
Year ended 12-31-2010	11.53	9.23	104	0.25	0.91	77
Year ended 12-31-2009	10.77	16.31	89	0.25	2.19	28
InvestEd Conservative Portfolio
Year ended 12-31-2013	12.10	12.56	91	0.25	2.72	42
Year ended 12-31-2012	10.90	6.92	80	0.25	2.83	52
Year ended 12-31-2011	10.54	3.54	68	0.25	3.49	125
Year ended 12-31-2010	10.54	3.31	63	0.25	0.83	107
Year ended 12-31-2009	10.98	6.62	58	0.25	1.37	103

Prospectus	57

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58	Prospectus

INVESTED PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106-2129

Investment Manager

Waddell & Reed Investment

Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Distributor

Waddell & Reed, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Administrative and Shareholder Servicing Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913-236-2000

888-WADDELL

Prospectus	59

INVESTED PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about a Portfolio, particularly its investment policies and practices and those of its underlying fund(s). You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolios’ actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the year covered by the report.

To request a copy of the Trust’s current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at IMCompliance@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available at www.ivyfunds.com or www.waddell.com (underlying fund information is only available at www.waddell.com).

Information about the Trust (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-551-8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888-WADDELL

EDPRO (04-14)

The SEC file number for InvestEd Portfolios is: 811-10431

60	Prospectus

INVESTED PORTFOLIOS

Ticker

InvestEd Growth Portfolio	WAGRX

InvestEd Balanced Portfolio	WBLAX

InvestEd Conservative Portfolio	WICAX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888.923.3355

April 30, 2014

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for InvestEd Portfolios (the Trust) dated April 30, 2014 (Prospectus), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

This SAI incorporates by reference certain information that appears in the Portfolios’ Annual Report, which is delivered to all current shareholders. To obtain a copy of the Portfolios’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or Waddell & Reed at the address or telephone number above. Copies of the Annual and/or Semiannual Reports may also be requested via email at IMCompliance@waddell.com and are also available at www.ivyfunds.com or www.waddell.com.

TRUST HISTORY

InvestEd Portfolios was organized as a Delaware statutory trust on January 15, 2009, and is the successor to Waddell & Reed InvestEd Portfolios, Inc., a Maryland corporation organized on May 23, 2001 (Corporation), pursuant to a reorganization on April 30, 2009. Each of InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio (each, a Portfolio, and, collectively, the Portfolios) is a series of the Trust and the successor to the corresponding series of the Corporation.

THE PORTFOLIOS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Portfolio is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Portfolio is a series of the Trust, which is an open-end, diversified management investment company. Each Portfolio is a fund of funds that invests primarily in a combination of other funds (underlying funds) managed by Waddell & Reed Investment Management Company (WRIMCO).

The following information supplements the information contained in the Prospectus concerning the Portfolios’ objectives, principal investment strategies, investment policies and limitations. Except as otherwise indicated in the Prospectus or this SAI, there are no policy limitations on a Portfolio’s ability to use the investments or techniques discussed in these documents.

Recent Market Conditions

The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. It is uncertain how long these conditions will continue.

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of this support, failure of efforts in response to the crisis, and/or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

It is impossible to predict the effects of these or similar events in the future on the Portfolios; though, it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of a Portfolio.

Portfolio Investments

Each Portfolio invests primarily in a combination of the underlying funds, as described in the Prospectus.

Other Direct Investments

Each Portfolio may invest directly in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal market conditions, each Portfolio anticipates investments in these securities and instruments to be minimal.

U.S. Government Securities. U.S. government securities include direct debt obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities (collectively, U.S. government securities). U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily, or solely, by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets. U.S. government securities are described in greater detail in the section entitled Investment Strategies, Policies and Practices of Underlying Funds.

Money Market Instruments. Money market instruments are short-term debt obligations and similar securities that include: (1) short-term securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) short-term debt obligations of U.S. banks, savings and loan associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships (including limited liability companies), trusts and similar entities; and (4) repurchase agreements regarding any of the foregoing. Money market instruments may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, each Portfolio may hold cash and may invest in participation interests in the money market securities mentioned above.

Repurchase Agreements. A Portfolio may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (1940 Act), is and, during the entire term of the agreement will remain, at least equal to the value of the loan, including the accrued interest earned thereon. It is the position of the Securities and Exchange Commission (SEC) that repurchase agreements are deemed to be loans. Repurchase agreements are entered into only with those entities approved by the Portfolios’ investment manager, WRIMCO.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, although the Portfolios intend to use this authorization only in connection with their investment of cash reserves in short-term securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those WRIMCO has determined to be liquid pursuant to guidelines established by the Trust’s Board of Trustees (Board). More information about illiquid securities and the circumstances under which restricted securities can be determined to be liquid is provided in Investment Strategies, Policies and Practices of the Underlying Funds.

Investment Restrictions of the Portfolios

Fundamental Restrictions. The following fundamental investment restrictions cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the voting securities of the Portfolio present at a shareholders’ meeting if more than 50% of the outstanding voting securities are present at the meeting in person or by proxy. Each Portfolio:

(1) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

(2) May not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(3) May make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(4) May not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(5) May not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Portfolio from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

(6) May not engage in the business of underwriting securities except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Non-Fundamental (Operating) Restrictions. The following investment restrictions may be changed by the Board without shareholder approval.

(1) Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each Portfolio may not with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities.

If a percentage restriction is adhered to at the time of an investment transaction, a later increase or decrease in the percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

Notwithstanding the foregoing investment limitations, the Portfolios may invest in underlying funds that have adopted investment limitations that may be more or less restrictive than those listed above. Therefore, the Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. However, the current group of underlying Waddell & Reed Advisors funds do not engage in investment strategies that are of a nature as those prohibited under the investment limitations listed above. The investment restrictions and other investment policies of each underlying fund are described in its prospectus and SAI, a copy of which may be obtained by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, telephoning Waddell & Reed at 888.923.3355, or by email at IMCompliance@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available at www.ivyfunds.com or www.waddell.com (underlying fund information is only available at www.waddell.com).

INVESTMENT STRATEGIES, POLICIES AND PRACTICES OF THE UNDERLYING FUNDS

The following disclosure supplements the information contained in the Prospectus concerning the investment policies and restrictions of the underlying funds and contains more detailed information about the investment strategies and policies that the underlying funds’ investment manager, WRIMCO, may employ and the types of instruments in which an underlying fund may invest, in pursuit of the underlying fund’s objective(s). A summary of the risks associated with these instrument types and investment practices is included as well. WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by an underlying fund’s investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help an underlying fund achieve its objective(s).

Securities - General

The main types of securities in which the underlying funds may invest, subject to their respective investment policies and restrictions, may include common stocks, preferred stocks, debt securities and convertible securities (except that Waddell & Reed Advisors Cash Management may only invest in certain debt securities and short-term instruments). Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which an underlying fund invests may include preferred stock that converts into common stock. An underlying fund may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or, if unrated, determined by WRIMCO to be of comparable quality, subject to the underlying fund’s investment policies and restrictions. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another NRSRO), it is an underlying fund’s general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security’s quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities are generally more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, each underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P, or comparably rated by another NRSRO, are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics. In addition, an underlying fund will treat unrated securities determined by WRIMCO to be of comparable quality to a rated security as having that rating.

Low-rated debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, WRIMCO’s research and credit analysis are an especially important part of managing securities of this type held by an underlying fund. WRIMCO monitors the issuers of low-rated debt securities in an underlying fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. An underlying fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of each affected underlying fund.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and an underlying fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A for a description of bond ratings.

Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although equity-linked debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by an underlying fund is called for redemption, the underlying fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the underlying fund’s ability to achieve its investment objective(s).

Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the underlying funds.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each underlying fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each underlying fund’s investments in certificates of deposit, time deposits, and bankers’ acceptance are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance

Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of WRIMCO, of an investment quality comparable to other debt securities which may be purchased by the underlying fund. Each underlying fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and an underlying fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each of the underlying funds may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Interest on money borrowed is an expense an underlying fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. If an underlying fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Exchange-Traded Funds

Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in exchange-traded funds (ETFs) for various purposes. For example, an underlying fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the underlying fund’s investment objective(s) as determined by WRIMCO. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, an underlying fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by an underlying fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using an underlying fund’s assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund that is not exchange traded. The price of an ETF can fluctuate, and an underlying fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities and Currencies

Subject to its investment policies and restrictions, an underlying fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that an underlying fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of an underlying fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed to: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); (ii) the country from which the issuer, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed); (iii) the country where the issuer has at least 50% of its assets; or (iv) the country under whose laws the guarantor of the security is organized. The request to change a security’s country designation must be approved by WRIMCO’s Emerging Issues Committee.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Subject to its investment policies and restrictions, an underlying fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. An underlying fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See Options, Futures and Other Derivatives Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of an underlying fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an underlying fund may incur costs in connection with conversions between various currencies. Although an underlying fund’s custodian values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, an underlying fund will convert its holdings of foreign currencies into U.S. dollars and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to an underlying fund at one rate, while offering a lesser rate of exchange should it desire to resell that currency to the dealer. An underlying fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because an underlying fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in an underlying fund’s share price may have a low correlation with movements in U.S. markets. An underlying fund’s share price will reflect the movements of the different stock and bond markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of an underlying fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which an underlying fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the underlying fund.

An underlying fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the underlying fund converts assets from one currency to another. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, an underlying fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If an underlying fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by it may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIMCO’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which an underlying fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country’s currency against the U.S. dollar; unusual price volatility in a developing country’s securities markets; government involvement in the private sector, including government ownership of companies in which it may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by it in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for it to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;

(2)	non-negotiable certificates of deposits (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3)	interest-only and principal-only stripped asset-backed securities issued by non-governmental issuers;

(4)	swaps, caps, collars and floors;

(5)	restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933 (the “1933 Act”) (other than Rule 144A securities and Section 4(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6)	unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of a Fund’s obligations under the transaction.

Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities; these securities are considered illiquid unless WRIMCO, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, an underlying fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

If through a change in values, net assets, or other circumstances, an underlying fund were in a position where more than 15% (5% for Waddell & Reed Advisors Cash Management) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of an underlying fund to be able to invest in illiquid securities up to the maximum amount allowable under its investment restriction on illiquid investments. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset-backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See Swaps, Caps, Collars and Floors in the section entitled Options, Futures and Other Derivatives Strategies for more information about credit default swaps.

Additionally, it has become easier for institutional investors to structure their own investments. For example, if WRIMCO desired Korean exposure for an underlying fund, instead of following difficult procedures for direct investment, WRIMCO could, instead, invest in a specialized OTC bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

Indexed Securities

Each underlying fund may purchase indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. Indexed securities are securities, the value of which vary in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7 under the 1940 Act, Waddell & Reed Advisors Cash Management may purchase securities, the value of which vary in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of an underlying fund’s investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An underlying fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of an underlying fund’s portfolio as the underlying fund’s assets increase (and thus have a more limited effect on the underlying fund’s performance).

Investment Company Securities

Each of the underlying funds (other than Waddell & Reed Advisors Cash Management) may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions, except that each underlying fund in which a Portfolio invests may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. As a shareholder in an investment company, an underlying fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if an underlying fund acquires shares of an investment company, the underlying fund’s shareholders would bear both their proportionate share of expenses of the underlying fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAVs). Shares of closed-end investment companies also may trade at a discount to NAV, which means an underlying fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the underlying funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A portfolio will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which are typically the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which an underlying fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, an underlying fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

ETFs. For information on ETFs, see Exchange-Traded Funds.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each underlying fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). If an underlying fund lends securities, the borrower pays the underlying fund an amount equal to the dividends or interest on the securities that the underlying fund would have received if it had not loaned the securities. The underlying fund also receives additional compensation. Under an underlying fund’s securities lending procedures, the underlying fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which an underlying fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that an underlying fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the underlying fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for an underlying fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that an underlying fund may accept as collateral are agreements by banks (other than the borrowers of the underlying fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the underlying fund, while the letter is in effect, amounts demanded by the underlying fund if the demand meets the terms of the letter. An underlying fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the underlying fund’s custodian bank) must be satisfactory to WRIMCO. An underlying fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the underlying fund within five business days after the underlying fund gives notice to do so. If an underlying fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. An underlying fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without underlying fund shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Loans. Subject to their respective investment policies and restrictions, the underlying funds may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the underlying fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the underlying fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant. Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

An underlying fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by an underlying fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the underlying fund and would likely reduce the value of its assets, which would be reflected in a reduction in the underlying fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing as assignment in a loan. In selecting the loans in which an underlying fund will invest, however, WRIMCO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers. WRIMCO’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans an underlying fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the underlying fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which an underlying fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by an underlying fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. An underlying fund may hold investments in loans for a very short period of time when opportunities to resell the investments that WRIMCO believes are attractive arise.

Certain of the loans acquired by an underlying fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the underlying fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the underlying fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the underlying fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, WRIMCO may from time to time come into possession of material, non-public information about the issuers of loans that may be held by an underlying fund. Possession of such information may in some instances occur despite WRIMCO’s efforts to avoid such possession, but in other instances, WRIMCO may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, WRIMCO’s ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information. Such limitations on WRIMCO’s ability to trade could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by WRIMCO may hold other securities issued by borrowers whose floating rate loans may be held by an underlying fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the underlying fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, WRIMCO may owe conflicting fiduciary duties to the underlying fund and other client accounts. WRIMCO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if WRIMCO’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) Rate of a

designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

An underlying fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the underlying fund’s investment restrictions). For purposes of these restrictions, an underlying fund generally will treat the borrower as the “issuer” of indebtedness held by the underlying fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between an underlying fund and the borrower, if the participation interest does not shift to the underlying fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict an underlying fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. An underlying fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If an underlying fund does not receive scheduled interest or principal payments on such indebtedness, the underlying fund’s share price and yield could be adversely affected. Loans that are fully secured offer the underlying fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to an underlying fund. For example, if a loan is foreclosed, an underlying fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to an underlying fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, an underlying fund relies on WRIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the underlying fund. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, an underlying fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of an underlying fund were determined to be subject to the claims of the agent’s general creditors, the underlying fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for an underlying fund. Direct indebtedness purchased by an underlying fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the underlying fund to pay additional cash on demand. These commitments may have the effect of requiring the underlying fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The underlying fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to an underlying fund. For example, if a loan is foreclosed, an underlying fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

An underlying fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, an underlying fund generally will treat the borrower as the issuer of indebtedness held by the underlying fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the underlying fund and the borrower, if the participation does not shift to the underlying fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the underlying fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the underlying fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or high yield. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by WRIMCO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish an underlying fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the underlying fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of an underlying fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the underlying fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, an underlying fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by WRIMCO to be of comparable quality) (generally referred to as Distressed Debt). An underlying fund generally makes such investments to achieve capital appreciation, rather than to seek income. Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. An underlying fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, an underlying fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by an underlying fund may be in the form of loans, notes or bonds. If the loan is secured, an underlying fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time an underlying fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to it. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus impact underlying fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce an underlying fund’s return.

Debt securities rated below investment grade and the type of Distressed Debt securities which an underlying fund may purchase generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that an underlying fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as an underlying fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, an underlying fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the underlying funds (other than Waddell & Reed Advisors Cash Management) may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units are generally registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs are often pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (for example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity such as an underlying fund that is a regulated investment company for those purposes (RIC).

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which an underlying fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The U.S. Treasury Department (Treasury) has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $146.6 billion in dividends. Both Fannie Mae and Freddie Mac ended the third quarter of 2013 with positive net worth, and neither required a draw from the Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

An underlying fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and an underlying fund may invest in them if WRIMCO determines that such investments are consistent with that fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is usually directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When an underlying fund invests in securities of companies engaged in natural resources activities, the underlying fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the underlying fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the underlying fund’s investments, WRIMCO will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, WRIMCO considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	Cross-commodity arbitrage can negatively impact an underlying fund’s investments;

•

Fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

Fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	Environmental restrictions can increase costs of production;

•	Restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	War can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of an underlying fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. An underlying fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When an underlying fund purchases a precious metal or other physical commodity, WRIMCO currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC, an underlying fund may not derive more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” Accordingly, an underlying fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of an underlying fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to an underlying fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. An underlying fund’s direct investment in precious metals is limited by tax considerations.

Options, Futures and Other Derivatives Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of an underlying fund’s investments.

Generally, each underlying fund (other than Waddell & Reed Advisors Cash Management) may purchase and sell any type of Financial Instrument. However, as an operating policy, an underlying fund will only purchase or sell a particular Financial Instrument if it is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each underlying fund (other than Waddell & Reed Advisors Cash Management) is authorized to invest in foreign securities denominated in other currencies, each such underlying fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an underlying fund’s portfolio. Thus, in a short hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an underlying fund intends to acquire. Thus, in a long hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, an underlying fund does not own a corresponding security. Therefore, the transaction relates to a security that the underlying fund intends to acquire. If an underlying fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on an underlying fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments on securities may be used in an attempt to hedge against price movements in one or more particular securities positions that an underlying fund owns or intends to acquire Financial Instruments on indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which an underlying fund has invested or expects to invest, respectively. Financial Instruments on debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments may also be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of an underlying fund’s portfolio manager.

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of OTC derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on a single security or loan) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. All swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. Specifically, the CFTC and SEC are required to mandate by regulation that, under certain circumstances, certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. Some swaps are now, and more in the future are expected to be, centrally cleared. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements, as well as requirements for margin on uncleared derivatives in certain circumstances. All OTC derivatives transactions are to be reported to a swap data repository. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to OTC derivatives, and it is not certain at this time how the regulators may change those requirements.

In 2012, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator. Under these amendments, if an underlying fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the underlying fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the underlying fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless it has registered as a commodity pool operator. In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, an underlying fund must satisfy a marketing test, which requires, among other things, that the underlying fund not hold itself out as a vehicle for trading commodity interests. WRIMCO, in its management of each underlying fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, WRIMCO has claimed an exclusion from the definition of the term

“commodity pool operator” with respect to each underlying fund under the Commodity Exchange Act (CEA) and the regulations thereunder. Complying with the de minimis trading limitations may restrict WRIMCO’s ability to use derivatives as part of an underlying fund’s investment strategies. Although WRIMCO believes that it will be able to execute an underlying fund’s investment strategies within the de minimis trading limitations, the underlying fund’s performance could be adversely affected. In addition, an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Portfolios.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes. Thus, foreign exchange forwards are not deemed to be commodity interests. Therefore, an underlying fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, an underlying fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with an underlying fund’s objective(s) and permitted by its investment policies and restrictions and applicable regulatory authorities. An underlying fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. An underlying fund’s prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments may depend upon WRIMCO’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match an underlying fund’s current or anticipated investments exactly. An underlying fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of its other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match an underlying fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. An underlying fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an underlying fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the underlying fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, an underlying fund could suffer a loss. In either such case, an underlying fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, an underlying fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options) unless regulatory relief from restrictions applies. If the underlying fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair an underlying fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that it sell a portfolio security at a disadvantageous time.

(5) An underlying fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the underlying fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase an underlying fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for an underlying fund that, in certain circumstances, could exceed the underlying fund’s net assets and could alter the risk profile of the underlying fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in an underlying fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Transactions using Financial Instruments, other than purchased options, expose an underlying fund to an obligation to another party. An underlying fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. An underlying fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of an underlying fund’s assets to cover or to segregated accounts could impede portfolio management or an underlying fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market. If the option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable an underlying fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the underlying fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the underlying fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

An underlying fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the underlying fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the underlying fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit an underlying fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that an underlying fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the underlying fund. An optional delivery standby commitment gives an underlying fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in an underlying fund’s NAV being more sensitive to changes in the value of the related instrument. An underlying fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between an underlying fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an underlying fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by an underlying fund as well as the loss of any expected benefit of the transaction. An underlying fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options.

An underlying fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the underlying fund’s place in the contract, called a novation. There can be no assurance that an underlying fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the underlying fund would be able to terminate the position held with such counterparty but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the underlying fund.

If an underlying fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by an underlying fund could cause material losses to such fund because the underlying fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When an underlying fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the underlying fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When an underlying fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When an underlying fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the underlying fund’s exercise of the put, to deliver to the underlying fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When an underlying fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the underlying fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when an underlying fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. An underlying fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, an underlying fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if an underlying fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) are typically established by an underlying fund prior to entering into the option contract. While this type of arrangement allows an underlying fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by an underlying fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of an underlying fund’s fixed-income holdings. If WRIMCO wishes to shorten the average duration of an underlying fund’s fixed-income holdings, the underlying fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of an underlying fund’s fixed-income holdings, the underlying fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract an underlying fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the underlying fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an underlying fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures commission merchant (FCM) daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of an underlying fund’s obligations to or from a FCM. When an underlying fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when an underlying fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.

If an underlying fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold.

Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If an underlying fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The underlying fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the underlying fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When an underlying fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the underlying fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, an underlying fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, an underlying fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, an underlying fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where an underlying fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, an underlying fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before an underlying fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If an underlying fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its respective restrictions, each underlying fund (other than Waddell & Reed Advisors Cash Management) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which its securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the underlying fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

An underlying fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the underlying fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, an underlying fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an underlying fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, each underlying fund (other than Waddell & Reed Advisors Cash Management) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, an underlying fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, an underlying fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

An underlying fund may also use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the underlying fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An underlying fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

An underlying fund also may use forward currency contracts in an attempt to enhance income or yield. An underlying fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if an underlying fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the underlying fund’s commitment to purchase the new (more favorable) currency is limited to the market value of its securities denominated in the old (less favorable) currency. The underlying fund’s custodian bank maintains, in a separate account of the underlying fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to an underlying fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that an underlying fund will be able to close out a forward currency contract at a favorable price prior to maturity, and in such cases, the underlying fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the underlying fund would be able to terminate the position held with such counterparty but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the underlying fund. Even if the underlying fund entered an offsetting transaction with a second counterparty, the underlying fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, an underlying fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of an underlying fund will be served.

Successful use of forward currency contracts depends on WRIMCO’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change an underlying fund’s exposure to changes in currency exchange rates and could result in losses to it if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO’s use of forward currency contracts will be advantageous to an underlying fund or that WRIMCO will hedge at an appropriate time.

Forward currency contracts in which an underlying fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When an underlying fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

An underlying fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the underlying fund into such currency.

Forward currency contracts in which an underlying fund may engage also include NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Combined Positions. An underlying fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position will usually contain elements of risk that are present in each of its component transactions. For example, an underlying fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The underlying fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments, may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, an underlying fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. An underlying fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by an underlying fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once an underlying fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by an underlying fund may also cause the sale of related investments, also increasing turnover; although such exercise is within its control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. An underlying fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. An underlying fund (other than Waddell & Reed Advisors Cash Management) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities it anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities it currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by an underlying fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future are expected to be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Swaps that are centrally cleared are subject to the creditworthiness of both the FCMs and the clearing organizations involved in the transaction. For example, an underlying fund could lose margin payments it has deposited with the FCM in the event of a FCM’s insolvency, as well as the net amount of gains not yet paid by the clearing organization if the FCM breaches its agreement with the underlying fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the underlying fund may be entitled to the net amount of gains it is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the underlying fund.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, an underlying fund will receive, and, in a short total return swap, a Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal Funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, an underlying fund may be required to pay a higher amount at each swap reset date.

An underlying fund may enter into credit default swap contracts for hedging or investment purposes. An underlying fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, an underlying fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the underlying fund has because, in addition to its total net assets, the underlying fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, an underlying fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift an underlying fund’s investment exposure from one type of investment to another. For example, if an underlying fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the underlying fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, an underlying fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. An underlying fund typically treats the net unrealized gain on each such swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of an underlying fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with its custodian that satisfies the requirements of the 1940 Act. An underlying fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the underlying fund. WRIMCO and each underlying fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the underlying fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, an underlying fund’s portfolio investment, the underlying fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the underlying fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other underlying fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to an underlying fund’s interest. An underlying fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which an underlying fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to an underlying fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. The Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although an underlying fund generally will receive no cash payments on payment-in-kind securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, an underlying fund will be required to distribute cash attributable to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to an underlying fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for an underlying fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its respective policies and restrictions, each underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each underlying fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements

An underlying fund may purchase securities subject to repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which an underlying fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which an underlying fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that an underlying fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the underlying fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. An underlying fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the underlying fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

Subject to its investment policies and restrictions, an underlying fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, an underlying fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, an underlying fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the underlying fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the underlying fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which an underlying fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of an underlying fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, an underlying fund could have difficulty selling them when WRIMCO believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by an underlying fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, an underlying fund may be less able to predict a loss. In making investments in such securities, an underlying fund may obtain access to material non-public information, which may restrict an underlying fund’s ability to conduct portfolio transactions in such securities. An underlying fund may also take a minority interest in a privately offered security, which may limit the underlying fund’s ability to protect shareholders interests in connection with corporate actions by the privately held company. An underlying fund’s portfolio manager may also serve on the board of directors (or similar governing body) of a privately held company, the securities of which that underlying fund may hold. While WRIMCO believes such service will be beneficial to the underlying fund and its shareholders, the Portfolio Manager’s service as a board member could also create a conflict of interest (or an appearance of a conflict of interest) that may impact the underlying fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

U.S. Government Securities

U.S. government securities are high-quality debt instruments issued or guaranteed as to principal or interest by the Treasury, an agency or instrumentality of the U.S. government or obligations of issuers that are supported by the ability of the issuer to borrow from the Treasury. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. An underlying fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, an underlying fund (other than Waddell & Reed Advisors Cash Management) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, an underlying fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, an underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to an underlying fund until delivery and payment is completed. When an underlying fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When an underlying fund sells securities on a delayed-delivery basis, it does not participate in further gains or losses with respect to the securities. When an underlying fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, an underlying fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enable an underlying fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, an underlying fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an underlying fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the underlying fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, an underlying fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the underlying fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices and, accordingly, an underlying fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the underlying fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in an underlying fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but an underlying fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. An underlying fund may hold a when-issued security or forward commitment until the settlement date, even if the underlying fund will incur a loss upon settlement. In accordance with regulatory requirements, an underlying fund’s custodian bank maintains, in a separate account of the underlying fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the underlying fund, the portfolio securities themselves. If an underlying fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes an underlying fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. An underlying fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the underlying fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, an underlying fund may invest in zero coupon securities that are stripped Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID to accrue as income (or, to take into account, in the case of OID on municipal securities) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although an underlying fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, an underlying fund will be required to distribute cash attributable to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, each underlying fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which each underlying fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to each underlying fund’s investment policies and restrictions, an underlying fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for each Portfolio for the fiscal years ended on the dates shown were:

	December 31, 2013	December 31, 2012
InvestEd Balanced Portfolio	42%	30%
InvestEd Conservative Portfolio	42%	52%
InvestEd Growth Portfolio	37%	36%

Policy on Disclosure of Portfolio Holdings (Policy)

The Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Portfolio has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not publicly disclosed.

Publicly Available Information

A Portfolio’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyfunds.com or www.waddell.com. This information may be a Portfolio’s complete portfolio holdings disclosed in the Portfolio’s semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Portfolio’s first and third quarter reports and filed with the SEC on Form N-Q. This information also may be a partial listing, such as a Portfolio’s top ten portfolio holdings posted monthly on the internet at www.ivyfunds.com or www.waddell.com.

Exceptions

Attribution reports containing only sector and/or industry breakdown for a Portfolio can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed generally by the Portfolio’s portfolio manager(s) with third-party broker-dealers that offer and sell shares of the Portfolio during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

A Portfolio’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of Third-Party Recipient, on the 15th day after month-end or quarter-end provided that:

1.	The individual receiving the request, in conjunction with WRIMCO’s legal department or the Portfolios’ Chief Compliance Officer (CCO), determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) will be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Portfolio and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Portfolios, WRIMCO or any other party in connection with the disclosure of information about the portfolio holdings.

Lipper & Morningstar (Rating and Other Service Organizations)

Each Portfolio may provide its holdings to Lipper, Morningstar and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Portfolio; and (3) will not be used as the basis to engage in market timing activity in any of the Portfolios.

In determining whether there is a legitimate business purpose for making disclosure of a Portfolio’s non-public portfolio holdings information, WRIMCO’s legal department or the Portfolios’ CCO will typically consider whether the disclosure is in the best interests of Portfolio shareholders and whether any conflict of interest exists between the shareholders and the Portfolio or Waddell & Reed or its affiliates.

As part of the annual review of a Portfolio’s compliance policies and procedures, the Portfolios’ CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Portfolio’s or underlying fund’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

K&L Gates LLP

Deloitte & Touche LLP

Waddell & Reed Investment Management Company

WI Services Company

Waddell & Reed, Inc.

Interactive Data Corporation

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

Markit

Pursuant to a custodian contract, each Portfolio and underlying fund has selected The Bank of New York Mellon (BONY) as custodian for its securities and cash. As custodian, BONY maintains all records relating to each Portfolio’s and underlying fund’s activities and supplies each Portfolio and underlying fund with a daily tabulation of the securities it owns and that are held by the custodian. The Bank of New York Mellon also serves as each underlying fund’s foreign custody manager.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Risk Metrics Group

Lipper

Moody’s

Morningstar

Standard & Poor’s

Thomson | Reuters | Corporation

Each Portfolio and underlying fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the fund.

Brokerage and Brokerage-related information entities

Advest, Inc.

American Technology Research

Bank of America Securities, LLC

Barclays Capital

BB & T Capital Markets

Belle Haven Investments, L.P.

BMO Capital Markets

BOSC, Inc.

Broadpoint Securities

Buckingham Research Group

Canaccord Genuity

Cantor Fitzgerald

Caris and Company

Castle Oak LP

Citigroup Global Markets

Cleveland Research Company, LLC

Commerce Bank

Cowen & Company

Craig Hallum Capital Group, LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

Credit Suisse Securities, LLC

D.A. Davidson & Co.

Daiwa Capital Markets

Deutsche Bank Securities, Inc.

Duncan Williams, Inc.

Empirical Research Partners, LLC

Exane, Inc.

Fidelity Capital Markets

Fifth Third Securities, Inc.

First Albany Capital, Inc.

First Analysis Securities Corp.

First Empire Securities, Inc.

Friedman, Billings, Ramsey & Co.

FTN Financial Capital Markets

George K. Baum & Company

Grigsby & Associates

GMS Group, LLC

Goldman Sachs & Co.

Hanifen, Imhoff, Inc.

Helvea, Inc.

Herbert J. Sims & Co.

Hibernia Southcoast Capital, Inc.

HSBC Securities USA

ING Life Insurance and Annuity Company

InsiderScore, LLC

Janey Montgomery Scott

Jefferies & Company

JMP Securities

JNK Securities

JP Morgan Securities, Inc.

Key Banc Capital Markets

LaSalle Financial Services

Lazard Capital Markets

Longbow Research

Loop Capital Markets

Macquarie Group

Mesirow Financial, Inc.

Mitsubishi Securities (USA), Inc.

Morgan Keegan & Co., Inc.

Morgan Stanley & Co., Inc.

M.R. Beal and Co.

Needham & Company

North South Capital, LLC

Northland Securities

Off The Record Research

Olympia Asset Management Group

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Raymond James & Associates, Inc.

RBC Capital Markets

Redburn Partners

Robert W. Baird & Co., Inc.

Roth Capital Partners

Sanford C. Bernstein

Seaport Holdings Group

Seattle Northwest Securities

Selector Management

Shepherd Kaplan, LLC

Sidoti & Company, LLC

SMA Capital

Soliel Securities

Southwest Securities, Inc.

Spartan Securities

Stephens, Inc.

Sterne Agee and Leach

Stifel, Nicolaus & Co.

Southwest Securities

SunTrust Robinson Humphrey

Telsey Advsiors Group LLC

Think Equity Partners

Thomas Weisel Partners

UBS Investment Bank

W.H. Mell Associates, Inc.

Wachovia Securities, LLC

Wedbush Morgan Securities

Wells Fargo

William Blair & Co.

Wunderlich Securities

Ziegler Securities

Consultants and Broker Platforms

Barra Rogers Casey

Bidart & Ross

Hammond Associates

ING Life Insurance

Lowery Asset Consulting

Marco Consulting

PFM Advisors

Rogers Casey

Rust Consulting

Securian

Watson Wyatt Consulting

Each Portfolio and underlying fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the fund and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the fund as possible investments for their clientele. No compensation is received from these entities by the Trust, any Portfolio, any underlying fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Portfolios and the underlying funds may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board. The Board is responsible for the overall management of the Trust and the Portfolios, which includes general oversight and review of the Portfolios’ investment activities, in accordance with Federal law and the law of the

State of Delaware as well as the stated policies of the Portfolios. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Portfolios, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Board members who are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board. David P. Gardner, a Disinterested Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Disinterested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Portfolios. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Disinterested Trustees also hold four regularly scheduled in-person meetings each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes three standing committees, the Audit Committee, the Governance and Compliance Committee, and the Executive Committee, and one non-standing committee, the Special Dilution & Distribution Committee, each of which (other than the Executive Committee) is comprised solely of Disinterested Trustees. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Portfolios, the number of Portfolios overseen by the Board, the arrangements for the conduct of the Portfolios’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Advisors Fund Complex, which is comprised of the 3 portfolios within the Trust, 29 portfolios within Ivy Funds Variable Insurance Portfolios and 20 portfolios within Waddell & Reed Advisors Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex, Ivy Funds and Ivy High Income Opportunities Fund (a closed-end fund) (IVH). The same persons who constitute the Board also constitute, and Mr. Gardner also serves as the Independent Chair of, the respective boards of trustees of Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of Ivy Funds and of IVH.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board oversees the management of risks relating to the administration and operation of the Trust and the Portfolios. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Disinterested Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Portfolios.

In general, a Portfolio’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Portfolios. In addition, under the general oversight of the Board, WRIMCO, each Portfolio’s investment manager, and other service providers to the Portfolio have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolio. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Portfolios through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of WRIMCO, Waddell & Reed and the Trust’s administrative and shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), (collectively, “W&R”), and the Portfolios’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from WRIMCO with respect to the investments and securities trading of the Portfolios, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee (described below) regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Portfolios’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Portfolios’ CCO regarding the effectiveness of the Portfolios’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Portfolio valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R compliance personnel report regularly to the Audit Committee, and the W&R Internal Audit Manager also reports regularly on Trust-related matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Disinterested Trustees meet with the Portfolios’ CCO to discuss matters relating to the Trust’s compliance program.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Advisors Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	86	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007 to 2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Ivy Funds (33 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Advisors Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present)	52	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp (2009 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
John A. Dillingham** 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Advisors Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	52	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); former President (2005-2007), and current trustee, Liberty Memorial Association (WW1 National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012), CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Advisors Fund Complex: 1998 Trust: 2009 Advisors Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California	52	None

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Advisors Fund Complex: 1998	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	86	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Ivy Funds (33 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Advisors Fund Complex: 1998	Formerly, consultant to Waddell & Reed Financial, Inc. (WDR) and Waddell & Reed (2001 to 2008)	52	None
Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Advisors Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	52	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998 to 2009)
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Advisors Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	52	Director, American Red Cross (community service) (2003 to 2010); Director Starlight Theater of Kansas City (community service) (2000 to 2008); Director, Rockhurst University (education) (2003 to 2009); Director, March of Dimes Birth Defects Foundation — Greater Kansas City Chapter (2001 to 2009)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Advisors Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	86	Trustee, Ivy Funds (33 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)

*	Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each, a Predecessor Fund).
**	From September 22, 2011 to April 23, 2012, Mr. Dillingham was an Interested Trustee, because during that time period he was a trustee and beneficiary of a trust that owned shares of WDR.

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of WDR or its wholly owned subsidiaries, including the Trust’s investment manager, WRIMCO, the Trust’s principal underwriter, Waddell & Reed, and the Trust’s shareholder servicing and accounting services agent, WISC, as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Trust: 2009 Advisors Fund Complex: 2007	President of WDR (2010 to present); Chief Investment Officer (CIO) of WDR (2005 to 2011); CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	52	Director of WRIMCO and IICO

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2009 Advisors Fund Complex: 2001 Trust: 2009 Advisors Fund Complex: 1998	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex	86	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Trustee, Ivy Funds (33 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen); Director, Blue Cross Blue Shield of Kansas City

*	Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and as applicable, an officer) of one or more Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Michael L. Avery: Mr. Avery has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management. He has multiple years of service as a Trustee and an officer of the Trust.

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to the Ivy Funds and to IVH.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee.

John A. Dillingham: Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee.

David P. Gardner: Mr. Gardner has organizational management experience in senior officer positions, as president of two major state universities and experience as a director of publicly held companies and private foundations, as well as numerous non-profit organizations. He was also President of the William and Flora Hewlett Foundation and Chairman of the Board of the J. Paul Getty Trust. He has multiple years of service as a Trustee and Independent Chair in his present positions with the Advisors Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to the Ivy Funds and to IVH.

Robert L. Hechler: Mr. Hechler has extensive prior experience in the financial services industry. He has served as a director of a publicly held company and in senior management positions in several financial services firms. He has multiple years of service as a Trustee.

Albert W. Herman: Mr. Herman has extensive financial services experience as a partner with a large public accounting firm where he served national and international clients, had responsibility for services to healthcare clients worldwide and served on the firm’s executive committee. He has served as a business consultant and as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee.

Eleanor B. Schwartz: Ms. Schwartz has served on the board of directors of numerous charitable foundations and closely held corporations. She has been a professor of business administration for several universities. Ms. Schwartz also has written books and other publications on the subjects of management and business administration. Ms. Schwartz holds an M.B.A. degree and D.B.A. degree from Georgia State University. Ms. Schwartz also serves as a board member to the Ivy Funds and to IVH.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004 to 2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007 to 2014); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2014 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Vice President of WRSCO (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and Ivy Funds Distributor, Inc. (2010 to present)

*	This is the date when the officer first became an officer of one or more Predecessor Funds (if applicable).

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Governance and Compliance Committee and Executive Committee. In addition, the Board has established a Special Dilution & Distribution Committee. Mr. Gardner is an ex officio member of each committee of the Board. The respective duties and current memberships of the committees are:

Audit Committee. The Audit Committee meets with the Portfolios’ independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audits of the Portfolios, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Portfolios’ independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, Joseph Harroz, Jr., Robert L. Hechler, Albert W. Herman,. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended December 31, 2013, the Audit Committee met four times.

Governance and Compliance Committee. Among its responsibilities, the Governance and Compliance Committee assists the Board in overseeing the Trust’s compliance program, the CCO and the Trust’s governance policies. The Governance and Compliance Committee also evaluates, selects and recommends to the Board candidates for Disinterested Trustees. The Governance and Compliance Committee will consider candidates recommended by shareholders of the Trust. Shareholders should direct the names of candidates they wish to be considered to the attention of the Trust’s Governance and Compliance Committee, in care of the Trust’s Secretary, at the address of the Trust listed on the front page of this SAI. Such candidates will be considered with any other Trustee candidates. Frank J. Ross, Jr. (Chair), John A. Dillingham, Joseph Harroz, Jr., Robert L. Hechler, Albert W. Herman and Eleanor B. Schwartz are members of this committee. During the fiscal year ended December 31, 2013, the Governance and Compliance Committee met three times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), Jarold W. Boettcher and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended December 31, 2013, the Executive Committee did not meet.

Special Dilution & Distribution Committee. The Special Dilution & Distribution Committee was established to assist and advise the Disinterested Trustees with respect to dilution and distribution matters relating to a prior regulatory settlement involving W&R. Joseph Harroz, Jr. (Chair), Jarold W. Boettcher and James M. Concannon are members of this committee. During the fiscal year ended December 31, 2013, the Special Dilution & Distribution Committee did not meet.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or an as-needed) basis for its review and approval.

Ownership of Portfolio Shares

(as of December 31, 2013)

The following tables provide information regarding shares of the Portfolios beneficially owned by each Trustee as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Advisors Fund Complex. The Portfolios’ shares are available for purchase only through Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) accounts established under the Arizona Family College Savings Program. A Trustee who is not an affiliated person of the Trust may elect to defer all or a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Advisors Fund

Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested.

Disinterested Trustees

Trustee	Dollar Range of shares owned in any of the Portfolios[1]	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	$0	over $100,000
James M. Concannon	$0	over $100,000
John A. Dillingham	$0	over $100,000
David P. Gardner	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
Robert L. Hechler[2]	over $100,000[3]	over $100,000
Albert W. Herman	$0	$50,001 to $100,000
Frank J. Ross, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	over $100,000

Interested Trustees

Trustee	Dollar Range of shares owned in any of the Portfolios[1]	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Michael L. Avery	$0	over $100,000
Henry J. Herrmann	$0	over $100,000

[1]	The Portfolios’ shares are available for purchase only through Ivy Funds InvestEd 529 Plan (Ivy InvestEd Plan) accounts established under the Arizona Family College Savings Program.
[2]	Mr. Hechler began to serve as a Disinterested Trustee of the Trust on January 1, 2010.
[3]	The number shown represents the dollar range of shares of InvestEd Growth Portfolio held in Mr. Hechler’s Ivy InvestEd Plan account.

Compensation

The fees paid to the Trustees are allocated among the funds within the Advisors Fund Complex (and, where applicable, the Ivy Funds and IVH) based on each fund’s relative asset size. During the fiscal year ended December 31, 2013, the Trustees received (or were entitled to receive) the following fees for service as a Trustee of the Trust and of each of the other funds within the Advisors Fund Complex (and, where applicable, the Ivy Funds and IVH):

Compensation Table

Disinterested Trustees:	Aggregate Compensation from the Trust[1]	Total Compensation from the Trust and Fund Complex[2]
Jarold W. Boettcher	$1,604	$347,000	[4]
James M. Concannon	1,828	196,000
John A. Dillingham	1,576	169,000
David P. Gardner[3]	2,145	230,000
Joseph Harroz, Jr.	1,781	403,250	[4]
Robert L. Hechler	1,660	178,000
Albert W. Herman	1,660	178,000
Frank J. Ross, Jr.	1,669	179,000
Eleanor B. Schwartz	1,660	353,000	[4]

Interested Trustees:
Michael L. Avery	$0	$0
Henry J. Herrmann	0	0

[1]

Amounts shown represent the amounts payable by the Trust to each Trustee. Waddell & Reed has contractually agreed to pay or reimburse all Trust expenses other than the Distribution and Service Fees of each Portfolio. Accordingly, the actual Trustee fees borne by the Trust for this period were $0.

[2]	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
[3]	Mr. Gardner receives an additional fee of $70,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Advisors Fund Complex.
[4]	Includes fees paid to the Trustees for service as a Trustee to the Ivy Funds and IVH.

The aggregate compensation allocated to the Trust, as indicated above for each Trustee, was allocated to each Portfolio as follows:1

Disinterested Trustees	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
Jarold W. Boettcher	$581	$624	$399
James M. Concannon	662	711	455
John A. Dillingham	571	613	392
David P. Gardner	777	834	534
Joseph Harroz, Jr.	646	692	443
Robert L. Hechler	602	645	413
Albert W. Herman	602	645	413
Frank J. Ross, Jr.	605	649	415
Eleanor B. Schwartz	602	645	413

Interested Trustees	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	0	0	0

[1]	See footnote 1 above.

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$110,000	[1]
James M. Concannon	10,000
John A. Dillingham	10,000
David P. Gardner	125,000
Joseph Harroz, Jr.	103,312	[1]
Robert L. Hechler	10,000
Albert W. Herman	10,000
Frank J. Ross, Jr.	10,000
Eleanor B. Schwartz	31,700	[1]

[1]	Includes amounts deferred from fees paid to the Trustees for service as a Trustee to the Ivy Funds and IVH.

The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Advisors Fund Complex (Other Trust), or as a director of a fund to which the Trust or an Other Trust is the successor (Director), and has attained the age of 78 (or, for Mr. Gardner, the end of the year in which he reaches age 80), must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust. Currently, each of Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise serves as Director Emeritus, having retired as Director of each of the funds to which the Trust or an Other Trust is the successor and, as applicable, Ivy Funds, Inc. that were overseen by the Director at the time of his retirement. Each of the current Directors Emeritus was initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The fees paid to each current Director Emeritus are allocated among the funds that were overseen by the Director at the time he elected Director Emeritus status, based on each fund’s net assets at the time. For the fiscal year ended December 31, 2013, Mr. Morgan received total Director Emeritus compensation of $65,500, of which $162 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $71, Balanced Portfolio $68 and Conservative Portfolio $23. Mr. Vogel elected Director Emeritus status after he resigned from the Board April 1, 2007. For the fiscal year ended December 31, 2013, Mr. Vogel received total Director Emeritus compensation of $78,500, of which $708 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $372, Balanced Portfolio $244 and Conservative Portfolio $92. Waddell & Reed has contractually agreed to assume all Portfolio expenses other than the Distribution and Service Fees of each Portfolio. Accordingly, the actual Director Emeritus fees borne by the Trust for 2013 were $0.

Shares of a Portfolio may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Portfolio is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares—Net Asset Value Purchases of Shares for more information.

Code of Ethics

The Trust, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective Trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Portfolios, as of March 31, 2014, regarding the record or beneficial ownership of 5% or more of any Portfolio’s shares.

Portfolio Name	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
Growth Portfolio	Record	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	9,891,956	100%
Balanced Portfolio	Record	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	11,611,588	100%
Conservative Portfolio	Record	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	7,567,843	100%

As of March 31, 2014, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any Portfolio of the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Portfolio, has entered into an Investment Management Agreement (Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Portfolio and provide investment advice to the Portfolio. The Management Agreement obligates WRIMCO to make investments for the account of each Portfolio in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code), relating to regulated investment companies (RICs), subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Portfolio and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the funds in the Advisors Fund Complex since each fund’s inception and to each of their respective Predecessor Funds. Waddell & Reed serves as principal underwriter and distributor for the Trust and each of the funds within Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios and acts as distributor for certain variable life insurance and variable annuity policies for which Ivy Funds Variable Insurance Portfolios is the underlying investment vehicle. Waddell & Reed served as principal underwriter and distributor to each Predecessor Fund.

The Management Agreement provides that it may be renewed year to year as to each Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Portfolio or WRIMCO (the Disinterested Trustees). The Management Agreement also provides that either party has the right to terminate it as to a Portfolio, without penalty, upon 60 days’ written notice by the Trust to WRIMCO and 120 days’ written notice by WRIMCO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Administrative and Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Trust. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving the Administrative and Shareholder Servicing Agreement or Accounting Services Agreement.

Administrative and Shareholder Services

Under the Administrative and Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WI Services Company (WISC) WISC performs administrative and shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Trust and handling of shareholder inquiries. WISC also provides services related to the Ivy InvestEd Plan. A new Administrative and Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

WISC also provides services related to the Ivy InvestEd Plan and shareholder servicing and transfer agency services to each of the underlying funds.

Accounting Services

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Trust with bookkeeping and accounting services and assistance and other administrative services, including maintenance of the Trust’s records, pricing of the Trust’s shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

WISC provides similar bookkeeping and accounting services and assistance to each of the underlying funds.

Payments for Management, Accounting, Administrative and Shareholder Services

Management Fees

Under the Trust’s Management Agreement, for WRIMCO’s management services, until May 1, 2004, the management fee for each of the Portfolios was payable at the annual rate of 0.05% of the net assets of the Portfolio. Pursuant to a letter agreement dated

April 29, 2004, WRIMCO contractually waived the Management fee for the period from May 1, 2004 through April 30, 2005. Pursuant to a new Agreement between WRIMCO and the Corporation, beginning May 1, 2005, WRIMCO contractually eliminated the management fee.

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Portfolios neither owed nor paid management fees to WRIMCO.

Under its Management Agreement, for WRIMCO’s management services, each of the underlying funds pays WRIMCO a fee as described in that fund’s prospectus. The annual management fee rates for each of the underlying funds are as follows:

Waddell & Reed Advisors Bond Fund: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Cash Management: 0.40% of net assets.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Dividend Opportunities Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Global Bond Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Value Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund (prior to October 8, 2007): 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The management fee rates (net of waivers) for each of the underlying funds as a percent of the fund’s net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Net Management Fees Paid
Waddell & Reed Advisors Bond Fund	September 30, 2013	0.46%
Waddell & Reed Advisors Cash Management	September 30, 2013	0.19%*
Waddell & Reed Advisors Core Investment Fund	June 30, 2013	0.62%
Waddell & Reed Advisors Dividend Opportunities Fund	June 30, 2013	0.70%
Waddell & Reed Advisors Global Bond Fund	September 30, 2013	0.59%
Waddell & Reed Advisors Government Securities Fund	September 30, 2013	0.46%
Waddell & Reed Advisors High Income Fund	September 30, 2013	0.56%
Waddell & Reed Advisors International Growth Fund	June 30, 2013	0.82%
Waddell & Reed Advisors New Concepts Fund	June 30, 2013	0.83%
Waddell & Reed Advisors Small Cap Fund	June 30, 2013	0.83%
Waddell & Reed Advisors Value Fund	June 30, 2013	0.69%
Waddell & Reed Advisors Vanguard Fund	June 30, 2013	0.67%

*	In light of market conditions, WRIMCO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Waddell & Reed Advisors Cash Management to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Waddell & Reed Advisors Cash Management will maintain such a yield. WRIMCO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

The management fees paid to WRIMCO during the past three fiscal years for each of the underlying Waddell & Reed Advisors Equity Funds were as follows:

	June 30, 2013		June 30, 2012		June 30, 2011
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Core Investment Fund	$19,970,585	$20,570,585	$18,079,515	$18,681,159	$17,969,784	$18,569,784
Dividend Opportunities Fund		5,152,568		4,963,367		5,073,973
International Growth Fund	4,200,569	4,354,249	4,106,078	4,256,300	4,683,029	4,854,359
New Concepts Fund	12,370,190	12,570,190	11,838,143	12,038,691	11,387,915	11,587,915
Small Cap Fund	6,079,809	6,226,311	5,717,211	5,854,975	5,929,126	6,071,997
Value Fund	3,885,459	3,941,770	3,212,278	3,258,833	2,989,366	3,032,691
Vanguard Fund	9,248,154	9,548,154	8,985,885	9,286,707	8,588,831	8,888,831

The management fees paid to WRIMCO during the past three fiscal years for each of the underlying Waddell & Reed Advisors Fixed Income and Money Market Funds were as follows:

	September 30, 2013		September 30, 2012		September 30, 2011
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$7,434,695		$7,100,969		$6,072,565
Cash Management	$2,194,885	4,540,502	$2,698,753	4,291,777	$3,077,105	4,474,466
Global Bond Fund	5,132,013	5,307,744	5,095,255	5,270,650	5,030,789	5,205,789
Government Securities Fund	2,038,260	2,215,499	2,259,673	2,455,649	1,926,689	2,094,227
High Income Fund	11,162,674	11,412,674	8,914,184	9,164,869	8,487,047	8,737,047

In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the underlying fund had the waiver not been in effect.

For purposes of calculating the daily fee, a fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the fund. Each underlying fund accrues and pays its management fee daily.

Administrative and Shareholder Servicing Fee

Effective January 1, 2006, the fee payable to WISC under the Administrative and Shareholder Servicing Agreement was contractually eliminated. After that date, the Portfolios no longer pay any administrative and shareholder servicing fees to WISC, (or any out-of-pocket expenses of WISC).

Under the Shareholder Servicing Agreement for each of the underlying funds, other than Waddell & Reed Advisors Cash Management, the fund pays WISC a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y shares for the preceding month. Waddell & Reed Advisors Cash Management pays WISC a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

Accounting Services Fee

Effective January 1, 2006, WISC contractually eliminated all fees associated with the Accounting Services Agreement. Each underlying fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each underlying fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each underlying fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the underlying fund’s assets are at least $10 million.

Each Portfolio invests its assets almost exclusively in the Class Y shares of the underlying Waddell & Reed Advisors Funds (Class A shares for Waddell & Reed Advisors Cash Management), and these investments are made without the payment of any commission or other sales charge.

Distribution Services

Under the Distribution and Service Plan (the Plan) for each Portfolio’s shares (formerly, the Class A shares) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed a fee not to exceed 0.25% of the Portfolio’s average annual net assets, paid daily, to compensate Waddell & Reed for services, either directly or through others, in connection with the distribution of the Portfolio’s shares and/or the provision of personal services to the Portfolio’s shareholders and/or maintenance of the Portfolio’s shareholder accounts.

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Trust, Waddell & Reed offers the Portfolios’ shares through the Ivy InvestEd Plan offered by its financial advisors and sales managers (the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Portfolios’ shares. Each Plan permits Waddell & Reed to receive compensation for distribution activities through the distribution fee, subject to the limit contained in the Plan. Each Plan also permits Waddell & Reed to be compensated for such activities as: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of the applicable Portfolio and/or maintaining shareholder accounts; increasing services provided to shareholders of the applicable Portfolio by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of the applicable Portfolio and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the applicable Portfolio, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Portfolio shares. Each Plan and the Underwriting Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held in Ivy InvestEd Plan accounts by investors to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties may also provide services to investors through telephonic means and written communications.

The distribution fees are paid to compensate Waddell & Reed for its services in the distribution of shares of a Portfolio, in connection with which Waddell & Reed incurs various expenses, such as those relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management. The service fees are paid to compensate Waddell & Reed for providing personal services to the particular Portfolio’s shareholders and for the maintenance of shareholder accounts.

Fees paid (or accrued) as service fees and distribution fees by each Portfolio under the Plan for the fiscal year ended December 31, 2013 were:

Portfolio	Distribution and Service Fees
InvestEd Balanced Portfolio	$339,957
InvestEd Conservative Portfolio	215,496
InvestEd Growth Portfolio	316,374

The only Trustees or interested persons, as defined in the 1940 Act, of the Trust who have a direct or indirect financial interest in the operation of a Plan are the officers and Trustees who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the applicable Portfolio and its shareholders affected by the particular Plan through Waddell & Reed’s activities not only to distribute the affected shares of the Portfolio but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Portfolio. Each Portfolio anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed’s activities are successful in increasing the assets of that Portfolio class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder’s share of Portfolio and class expenses. Increased Portfolio assets may also provide greater resources with which to pursue the objective(s) of a Portfolio. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Portfolio, to meet redemption demands. In addition, each Portfolio anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Portfolio and its affected shareholders.

Each Plan and the Underwriting Agreement were approved by the Board, including the Trustees who are not interested persons of the Trust or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

Among other things, the Plan provides that (1) Waddell & Reed will provide to the Trustees of the Trust at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of each affected Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

Compensation to Broker-Dealers and other Financial Intermediaries

The sales force and other parties may be paid continuing compensation based on the value of the shares held by investors to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties may also provide services to investors through telephonic means and written communications. In addition to the dealer reallowance that may be applicable to share purchases, as described below and in the Prospectus, Waddell & Reed or an affiliate may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Portfolio shares, including: for the purchase of shares purchased at NAV, Waddell & Reed (or its affiliate) may pay up to 1.00% of the net assets invested.

Sales Charges

Portfolio shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Growth Portfolio

Balanced Portfolio

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Conservative Portfolio

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Portfolio to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Portfolio will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay Legend and unaffiliated broker-dealers up to 1.00% on investments made in shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Custodial and Auditing Services

The Portfolios’ custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York 10286. In general, the custodian is responsible for holding the Portfolios’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Trust’s Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Portfolio.

PORTFOLIO MANAGERS

The following tables provide information relating to the managers of the Portfolios as of December 31, 2013:

Michael L. Avery

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$46,371.0	$273.2	$170.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan F. Caldwell

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$43,525.3	$273.2	$170.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO’s Allocation Procedures.

WRIMCO and the Trust have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Securities

As of December 31, 2013, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers were:

Manager	Dollar Range of Shares Owned in Growth Portfolio*	Dollar Range of Shares Owned in Balanced Portfolio*	Dollar Range of Shares Owned in Conservative Portfolio*	Dollar Range of Shares Owned in the Fund Complex
Michael L. Avery	$0	$0	$0	over $1,000,000
Ryan F. Caldwell	$0	$0	$0	$100,001 to $500,000

*	The Portfolio’s shares are available for purchase only through Ivy InvestEd Plan accounts established under the Arizona Family College Savings Program.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and may be deemed to be invested in funds within the Fund Complex. As of December 31, 2013, the dollar range of shares of the Portfolios deemed owned by the portfolio manager listed below was:

Manager	Dollar Range of Shares Deemed Owned in Growth Portfolio	Dollar Range of Shares Deemed Owned in Balanced Portfolio	Dollar Range of Shares Deemed Owned in Conservative Portfolio	Dollar Range of Shares Deemed Owned in the Fund Complex
Ryan F. Caldwell	$0	$0	$0	over $1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Portfolio will purchase and sell the principal portion of its securities, the shares of the underlying Waddell & Reed Advisors Funds, without commission or other sales charges. To the extent that a Portfolio purchases or sells U.S. Government securities or short-term commercial paper, such transactions may be directly with issuers, underwriters, dealers or banks. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. The individuals who manage the Portfolios and the underlying funds may also manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Portfolio and/or its underlying funds with those of other Portfolios in the Trust and funds within Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios or other accounts for which it or an affiliate has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. WRIMCO will ordinarily allocate a partially filled combined order pro rata based on the included orders placed, subject to certain variances provided for in the written procedures.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells.

PROXY VOTING POLICY

The underlying funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Trust:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Trust’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•

Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

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Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

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Client directed – If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

Echo Voting:

Each Portfolio is a fund of funds that invests primarily in a combination of other funds managed by WRIMCO (underlying funds). The Board has adopted proxy voting policies to govern the voting of proxies received by each Portfolio with respect to its investments in underlying funds. If an underlying fund has a shareholder meeting, a Portfolio, if possible, will vote its interests in the underlying fund in the same proportion as the votes cast by all of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid potential conflicts of interest.

PROXY VOTING RECORD

Each Portfolio is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Portfolio relating to its portfolio securities and for each of the underlying funds were voted during the most recent 12-month period ended June 30, 2013, is available at www.ivyfunds.com or www.waddell.com (underlying fund information is only available at www.waddell.com), and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Portfolios

Each share of each Portfolio represents an interest in that Portfolio’s securities and other assets and in its profits or losses. Each fractional share has the same rights, in proportion, as a full share. Shares are fully paid and nonassessable when purchased.

The Trust does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Trust of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Trust instrument and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Portfolio, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of the Portfolio are entitled, as provided in the Trust instrument and By-laws of the Trust.

Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Portfolio owned by the shareholder. On certain matters such as the election of Trustees, all shares of the three Portfolios vote together as a single class. On other matters affecting a particular Portfolio, the shares of that Portfolio vote together as a separate class, such as with respect to a change in an investment restriction of a particular Portfolio, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolios to approve the Management Agreement for the other Portfolios.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

Initial investments must be at least $750 with the exceptions described in this paragraph. A $150 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Regular investments may also be made through payroll deductions. Except with respect to the maximum account balance limit (as described in the Prospectus) and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

Reduced Sales Charges

Lower sales charges on the purchase of shares are available by:

•

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in InvestEd Portfolios, Waddell & Reed Advisors Funds and/or Ivy Funds with the NAV of shares already allocable to your Ivy InvestEd Plan account or in an account eligible for grouping with your account (see Account Grouping below). To be entitled to Rights of Accumulation, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already allocable to your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your shares already allocable to the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed, Inc. will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of shares in your Ivy InvestEd plan account may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2. All purchases of shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by Waddell & Reed, purchases will be grouped at the plan level.

3. All purchases of shares made by you or your spouse for (a) your respective individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) custodial or trust accounts may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or, (b) your respective Keogh plan accounts may be grouped, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management or Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares allocable to your Ivy InvestEd Plan account without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Other Funds within Waddell & Reed Advisors Funds, Ivy Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of shares apply to purchases of any shares of the Trust for Ivy InvestEd Plan accounts and of the Class A or Class E shares (if applicable) of any of the funds within Waddell & Reed Advisors Funds and Ivy Funds subject to a sales charge. A purchase of Class A shares held in any of the funds within the Waddell & Reed Advisors Funds and/or Class A or E shares of Ivy Funds subject to a sales charge will be treated as an investment in a Portfolio for the purposes of determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management or Class A or E shares of Ivy Money Market Fund that were acquired by exchange of another fund within Waddell & Reed Advisors Funds or Ivy Funds in Class A or Class E shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares of any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds are taken into account.

Net Asset Value Purchases of Shares

Shares of a Portfolio may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Portfolio is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

For this purpose, child includes stepchild, parent includes stepparent and an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include certain retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase shares at NAV.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts if the purchase is made with the proceeds of the redemption of shares of a Portfolio which is within InvestEd Portfolios. The reinvestment must be made into the same Portfolio and account from which it had been redeemed and the purchase is made within 60 days of such redemption. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Shares may also be issued at NAV for Ivy InvestEd Plan accounts in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust or a Portfolio is a party.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by certain clients investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees.

Purchases of shares may be made at NAV for Ivy InvestEd Plan accounts owned by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction.

Purchases of shares may be made at NAV by investors transferring their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan sponsored by Waddell & Reed due to the closing of the SM&R-sponsored 529 Plan. Additionally, if an investor established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R, such investor may purchase additional shares, at NAV, into their transferred Ivy InvestEd Plan accounts.

Reasons for Differences in the Public Offering Price of Trust Shares

As described herein and in the Prospectus, there are a number of instances in which a Portfolio’s shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Trust shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Trust shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management or Ivy Money Market Fund are subject to the sales charge applicable to the Portfolio being exchanged into, unless the shares of Waddell & Reed Advisors Cash Management or Ivy Money Market Fund were previously acquired by an exchange from Class A shares of another fund within Waddell & Reed Advisors Funds or Ivy Funds on which a sales charge was already paid. Sales of shares without a sales charge are permitted to Ivy InvestEd Plan accounts owned by Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Trust and an identification with its aims and policies. Limited reinvestments of redemptions of shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Shares may be sold without a sales charge to Ivy InvestEd Plan accounts owned by persons who have an existing relationship with Waddell & Reed (or any of its affiliates), as well as to Ivy InvestEd Plan accounts owned by persons who purchase such shares through certain advisory programs, due to reduced selling expenses incurred by Waddell & Reed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, its affiliates or other third parties. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, each Portfolio receives the NAV per share of all shares sold or issued.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, as described in the Prospectus, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash.

Systematic Withdrawal Plan for InvestEd Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis shares that you own in the Portfolio. It would be a disadvantage to an investor to make additional purchases of shares while the Service is in effect because it would result in duplication of sales charges. Certain shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal outside of the Service.

To qualify for the Service, you must have invested at least $10,000 in shares of any of the funds in the InvestEd Portfolios, or Class A, Class B, Class C or Class E shares of any of the funds within Ivy Funds or Class A, Class B or Class C shares of any of the funds within Waddell & Reed Advisors Funds, and continue to own such shares on the date the Service is requested; or, the value of such shares must be at least $10,000 as of the date the Service is requested. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	A monthly, quarterly, semiannual or annual payment of $50 or more;

2.	A monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	A monthly or quarterly payment which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

This Service is subject to the following conditions:

1.	Withdrawal must be used for the benefit of the named Designated Beneficiary on the account.

2.	Withdrawal must be used for Qualifying expenses incurred during the current calendar year at a Qualifying post-secondary educational institution.

3.	Designated Beneficiary must possess a high school diploma, be enrolled at least part-time in a Qualifying post-secondary educational institution and be at least 17 years of age.

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within 5 days of the redemption.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, income or a return on your investment. You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Trust can also terminate the Service by notifying you in writing.

Reinvestment Privilege

Each Portfolio offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of shares you redeem from the Portfolio by sending to the Portfolio the amount you wish to reinvest. The amount you return will be reinvested in shares of that Portfolio at the NAV next calculated after the Portfolio receives the returned amount. Your written request to reinvest and the amount to be reinvested (which must be equal to or greater than $200) must be received within 60 calendar days after your redemption request was received and the Portfolio must be offering shares at the time your reinvestment request is received. You can do this only once each calendar year as to shares of a Portfolio. The reinvestment must be made into the same Portfolio and account from which it had been redeemed. The reinvestment will be treated as a new contribution. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to AIS, payroll deduction, and regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchase at NAV under this policy.

Determination of Offering Price

The NAV of the shares of a Portfolio is the value of the Portfolio, less the Portfolio’s liabilities, divided by the total number of outstanding shares of that Portfolio.

Shares of each Portfolio are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Trust’s Distributor. The price makeup as of December 31, 2013, which is the most recent balance sheet incorporated into this SAI by reference, was as follows:

InvestEd Growth Portfolio

NAV per share (net assets divided by shares outstanding)	$14.27
Add: selling commission (5.75% of offering price)	0.87

Maximum offering price per share (NAV divided by 94.25%)	$15.14

InvestEd Balanced Portfolio

NAV per share (net assets divided by shares outstanding)	$13.12
Add: selling commission (5.75% of offering price)	0.80

Maximum offering price per share (NAV divided by 94.25%)	$13.92

InvestEd Conservative Portfolio

NAV per share (net assets divided by shares outstanding)	$12.10
Add: selling commission (4.25% of offering price)	0.54

Maximum offering price per share (NAV divided by 95.75%)	$12.64

The offering price of a Portfolio share is its NAV next calculated following acceptance of a purchase request in good order, plus the sales charge described in the Prospectus. Proper order includes receipt by Waddell & Reed, in the home office, of a completed Ivy Funds InvestEd 529 Plan Account Application and additional required documentation, if applicable. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or a Portfolio may determine to discontinue offering shares for purchase.

The NAV per share of a Portfolio is ordinarily computed once on each day that the NYSE is open for trading as of the close of the regular session of the NYSE, and the NAV of an underlying fund’s shares is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by an underlying fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. Since each Portfolio invests almost exclusively in shares of underlying funds within Waddell & Reed Advisors Funds, the Portfolio’s NAV will be affected by changes in the respective NAVs of its underlying fund(s).

The NAV per share of a Portfolio, as well as that of each underlying fund, may change every business day, since typically the value of the assets and the number of shares outstanding change every business day. However, Waddell & Reed Advisors Cash Management is designed so that the value of each share of the fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although there is no assurance that the fund will be successful in meeting this objective

Valuation – General

The securities in the portfolio of each Portfolio and of each underlying fund (other than Waddell & Reed Advisors Cash Management) that are listed or traded on a stock exchange are ordinarily valued at the last sale on that day prior to the close of the regular session of the NYSE as reported by the principal securities exchange on which the security is traded or, if no sale is recorded, the average of the last bid and ask prices. (If a security is traded on one or more exchange(s) and in the OTC market, quotations from the market in which the security is primarily traded will be used). Stocks that are traded OTC are valued using the National Association of Securities Dealers Automated Quotations (NASDAQ) Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, at the last current reported sales prices as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

Bonds (including foreign bonds), convertible bonds, municipal bonds, government securities, mortgage-backed securities and swap agreements are ordinarily valued at the price provided by an independent pricing service. Short-term debt securities (all securities held by money market funds and those securities held in non-money market funds with maturities of 60 days and less) are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by the foregoing methods (or those described below) and for which market quotations are not readily available and certain foreign securities, foreign derivatives traded on foreign exchanges and foreign OTC options are valued at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the fund’s board of trustees.

Foreign currency exchange rates are ordinarily provided by an independent pricing service. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time the applicable foreign market closes and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of an underlying fund’s NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined under procedures established by, and under the general supervision and responsibility of, the Board. The foreign currency exchange transactions of a fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal circumstances differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Listed options contracts are ordinarily valued, as of the valuation time, at the price as provided by Interactive Data Corporation (“IDC”) (the mean of the bid and ask price) or, if not available from IDC, at the mean between the last bid and asked prices, as such prices are provided by Bloomberg or Reuters. In the event IDC, Bloomberg or Reuters does not provide a current price, a price is sought from another pricing service or from a broker-dealer (in accordance with fund accounting procedures). Over-the-counter (“OTC”) options are ordinarily valued, as of the valuation time, at the price of the applicable listed look-alike security as provided by the independent pricing service, or if not available, from Bloomberg or Reuters (the mean of the bid and ask price). If a listed look-alike is not available, at the price provided by a broker-dealer (in accordance with fund accounting procedures). If a price is not available from either of these sources, it will be valued through a model reasonably designed to provide a current market price for the OTC option (any price obtained through a model will be reviewed by the Valuation Committee).

Futures contracts ordinarily are valued at the settlement price as provided by the independent pricing service or, if not available from the independent pricing service, the contract’s settlement price provided by Bloomberg. In the event a price is not available from these two sources, a price will be sought from another pricing service or from a broker-dealer. Certain foreign futures contracts and other derivatives held by an underlying fund may be valued based on the indication of fair value provided by the fund’s third-party pricing service, in accordance with guidelines adopted by the fund’s board of trustees.

Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the close of the regular session of the NYSE.

When an underlying fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board. An underlying fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by an underlying fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the fund’s NAV is calculated.

An underlying fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. An underlying fund that invests a portion of its assets in foreign securities may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The underlying funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities and certain foreign derivatives (collectively, foreign securities) held in the underlying funds’ portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of certainty, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the underlying funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to underlying fund shares. Another effect of fair valuation is that an underlying fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an underlying fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if underlying fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

Valuation – Waddell & Reed Advisors Cash Management

Waddell & Reed Advisors Cash Management operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost, provided it meets certain conditions. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price Waddell & Reed Advisors Cash Management would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Waddell & Reed Advisors Cash Management’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by Waddell & Reed Advisors Cash Management resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, Waddell & Reed Advisors Cash Management’s board of trustees has established procedures designed to stabilize, to the extent reasonably possible, the fund’s price per share as computed for the purpose of sales and redemptions at $1.00. As required, such procedures include review of Waddell & Reed Advisors Cash Management’s portfolio holdings by the board of trustees at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, Waddell & Reed Advisors Cash Management’s board of trustees must promptly consider what action, if any, will be initiated. When the board of trustees believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions or shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Waddell & Reed Advisors Cash Management’s shares and liquidating the fund.

TAXATION OF THE PORTFOLIOS

Each Portfolio is treated as a separate corporation for Federal tax purposes. Each Portfolio has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and each intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement) and must meet several additional requirements. For each Portfolio, these requirements include the following:

(1)	the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (QPTP) (collectively, Qualifying Income) (Income Requirement); and

(2)	at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of income described in (1)(a) above.

If a Portfolio or underlying fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the Portfolio or underlying fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the RIC Modernization Act of 2010 provides certain saving provisions that will allow a Portfolio to cure a failure (subject to a deductible tax) as long as such failure is due to reasonable cause and not willful neglect.

Each Portfolio invests almost exclusively in shares of the underlying Waddell & Reed Advisors Funds and may also invest directly in U.S. government securities, commercial paper and other short-term corporate obligations and money market instruments. Accordingly, a Portfolio’s income will consist of dividends and other distributions it receives from the underlying funds in which it invests, net gains it realizes from the disposition of those funds’ shares and other securities, and interest it earns. If an underlying fund qualifies for the tax treatment as a RIC described above (and each underlying fund has done so for each of its past taxable years and intends to continue to do so for its current and future taxable years): (1) dividends paid to a Portfolio from the underlying fund’s investment company taxable income will be taxable to the Portfolio as ordinary income to the extent of the underlying fund’s earnings and profits and (2) distributions paid to a Portfolio from the underlying fund’s net capital gain will be taxable to the Portfolio as long-term capital gain, regardless of how long the Portfolio has held the underlying fund’s shares. If a Portfolio qualifies for treatment as a RIC, these tax consequences will have little impact, because, as noted in the Prospectus, each Portfolio intends to distribute substantially all its net investment income and net capital gains each taxable year and thus will pay no Federal income tax on the dividends, other distributions and gains it receives and realizes and distributes.

Each Portfolio and underlying fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Portfolio or an underlying fund may defer into the next taxable year capital loss incurred between November 1 and the end of the current taxable year, as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Portfolio, and the Portfolios understand that it is the policy of each underlying fund, to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

UNDERWRITER

Waddell & Reed, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Trust’s shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Trust (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Portfolios but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Portfolio shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for the shares (and formerly Class A shares) of each Portfolio for the past three fiscal years were:

	December 31, 2013	December 31, 2012	December 31, 2011
InvestEd Balanced Portfolio	$395,007	$485,422	$458,721
InvestEd Conservative Portfolio	108,201	125,408	112,178
InvestEd Growth Portfolio	569,874	564,346	619,997

The dollar amounts retained by Waddell & Reed for each Portfolio for the past three fiscal years were:

	December 31, 2013	December 31, 2012	December 31, 2011
InvestEd Balanced Portfolio	$214,051	$276,219	$148,316
InvestEd Conservative Portfolio	59,056	59,742	24,915
InvestEd Growth Portfolio	285,514	268,362	126,900

FINANCIAL STATEMENTS

The audited Financial Statements and Financial Highlights of each of the Portfolios of the Trust, including notes thereto, and the report of the Trust’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the fiscal year ended December 31, 2013 are incorporated herein by reference. They are contained in the Trust’s Annual Report to Shareholders, dated December 31, 2013, which is available upon request.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio holdings can be found at www.ivyfunds.com or at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may also be viewed in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

The complete schedule of portfolio holdings, for each of the underlying funds, for the first and third quarters of each fund’s respective fiscal year will also be filed with the SEC on the fund’s Form N-Q. The Form N-Q for each underlying fund may be obtained as listed above.

Information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is posted at www.waddell.com, 5 business days after the end of each month and remains posted on the website for at least 6 months thereafter. In addition, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

APPENDIX A

The following are descriptions of some of the ratings of securities the Trust or an underlying fund may invest. The Trust or an underlying fund may also use ratings provided by other NRSROs in determining the eligibility of securities for investment.

Description of Bond Ratings

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C — Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC — Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) — To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as U.S. corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

— Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings-National Short-term Credit Ratings

F1 — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch’s national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2 — Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or — may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

EDSAI (04-14)

REGISTRATION STATEMENT

PART C

OTHER INFORMATION

23.    Exhibits: Waddell & Reed InvestEd Portfolios

(a)	Articles of Incorporation:

	(a)(1)	Trust Instrument for Waddell & Reed InvestEd Portfolios, dated January 15, 2009, filed with Post-Effective Amendment No. 10, and incorporated herein by reference.

	(a)(2)	Amendment to Certificate of Trust dated September 19, 2011, filed with Post Effective Amendment No. 17, and incorporated herein by reference.

(b)	Bylaws:

	(b)(1)	By-laws for Waddell & Reed InvestEd Portfolios, dated January 15, 2009, filed with Post-Effective Amendment No. 10, and incorporated herein by reference.

(c)	Instruments Defining the Rights of Security Holders:

Articles IV, V, VI, and IX of the Trust Instrument and Articles II and VII of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed Investment Management Company on behalf of each of the Funds in the Trust, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

	(d)(2)	Amendment to Investment Management Agreement dated October 10, 2011, filed with Post Effective Amendment No. 17, and incorporated herein by reference.

(e)	Underwriting Contracts:

	(e)(1)	Underwriting Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed, Inc., dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

	(e)(2)	Amendment to Underwriting Agreement dated October 10, 2011, filed with Post-Effective Amendment No. 17, and incorporated herein by reference.

	(e)(3)	Underwriting Agreement between InvestEd Portfolios and Waddell & Reed, Inc., dated April 30, 2009, as amended May 22, 2012, filed Post-Effective Amendment No. 19, and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts: Not applicable

(g)	Custodian Agreements:

Custodian Agreement, as revised, filed by EDGAR on September 20, 2002 as EX-99.B(g)invca to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

Appendix A to Custodian Agreement, as amended March 31, 2003, filed by EDGAR on April 30, 2004 as EX-99.B(g)mbcustappa to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

The Custodian Agreements and revised Appendix A for each of the predecessor funds of which the series of the Registrant are the successor and substantially identical to the Custodian Agreement that is incorporated by reference.

(g)(1) Assignment of the Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

Rule 17f-5 Delegation Agreement, dated March 31, 2003, filed by EDGAR on April 30, 2004 as EX-99.B(g)invcadel to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

The Rule 17f-5 Delegation Agreements for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Rule 17f-5 Delegation Agreement that is incorporated by reference.

(g)(2) Assignment of the Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

(g)(3) Schedule A to the Rule 17f-5 Delegation Agreement dated October 10, 2011, filed with Post Effective Amendment No. 17, and incorporated herein by reference.

(g)(4) Custody Agreement by and between InvestEd Portfolios and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 19, and incorporated herein by reference.

(g)(5) Foreign Custody Manager Agreement by and between InvestEd Portfolios and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 19, and incorporated herein by reference.

(h)	Other Material Contracts:

	(h)(1)	Administrative and Shareholder Servicing Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed Services Company dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

	(h)(2)	Accounting Services Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed Services Company, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

	(h)(3)	Expense Waiver Consent Letter, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated herein by reference.

	(h)(4)	Exhibit B to the Administrative and Shareholder Servicing Agreement, as effective May 31, 2009, filed with Post-Effective Amendment No. 14, and incorporated herein by reference.

	(h)(5)	Exhibit C to the Shareholder Servicing Agreement, as effective May 31, 2010, filed with Post-Effective Amendment No. 15, and incorporated herein by reference.

	(h)(6)	Exhibit B to Administrative and Shareholder Servicing Agreement, as effective May 31, 2011, filed with Post Effective Amendment No. 17, and incorporated herein by reference.

	(h)(7)	Appendix A to Accounting Services Agreement dated October 10, 2011, filed with Post Effective Amendment No. 17, and incorporated herein by reference.

	(h)(8)	Administrative and Shareholder Servicing Agreement, dated as of April 30, 2009, as amended May 22, 2012, filed with Post Effective Amendment No. 19, and incorporated herein by reference.

(i)	Opinion and Consent of Counsel filed with this Post-Effective Amendment No. 21.

(j)	Consent of Independent Registered Public Accounting Firm filed with this Post-Effective Amendment No. 21.

(k)	Omitted Financial Statements: Not Applicable

(l)	Initial Capital Agreements:

Agreement with initial shareholder, Waddell & Reed, Inc., filed by EDGAR on September 17, 2001 as EX-99.B(l)invinitcap to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

(m)	Rule 12b-1 Plans

	(m)(1)	Distribution and Service Plan for Waddell & Reed InvestEd Portfolios, effective April 30, 2009, filed with Post Effective Amendment No. 12, and incorporated herein by reference.

(n)	Rule 18f-3 Plans: Not Applicable

(p)	Codes of Ethics

Code of Ethics, as revised August 2007, filed by EDGAR on April 7, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on April 30, 3004 as EX-99.B(p)code-so to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 15, and incorporated herein by reference.

	(p)(2)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2011, filed with Post-Effective Amendment No. 17, and incorporated herein by reference.

	(p)(3)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 19, and incorporated herein by reference.

24.	Persons Controlled by or under common control with Registrant

None

25.	Indemnification

Reference is made to Article IX of the Trust Instrument of Registrant filed by EDGAR on February 27, 2009, as Exhibit (a)(1) to Post-Effective Amendment No. 10 and to Article V of the Underwriting Agreement, filed by EDGAR on April 29, 2009, as Exhibit (e)(1) to Post-Effective Amendment No. 12, each of which provide indemnification.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	Business and Other Connections of Investment Manager

Waddell & Reed Investment Management Company (WRIMCO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Registration Statement and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4247.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.	Principal Underwriter

(a)	Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Ivy Funds Variable Insurance Portfolios Waddell & Reed Advisors Funds

(b)	The information contained in the underwriter’s application on Form BD, as filed April 3, 2014, SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services

There is no service contract other than as discussed in Part A and B of this Registration Statement and as listed in response to Items 23.(h) and 23.(m) hereof.

30.	Undertakings Not applicable

*Incorporated herein by reference

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, INVESTED PORTFOLIOS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint HENRY J. HERRMANN, WENDY J. HILLS, KRISTEN A. RICHARDS and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:     February 27, 2014

/s/ Henry J. Herrmann
Henry J. Herrmann, President

/s/ David P. Gardner	Chairman and Trustee
David P. Gardner

/s/ Michael L. Avery	Trustee
Michael L. Avery

/s/ Jarold W. Boettcher	Trustee
Jarold W. Boettcher

/s/ James M. Concannon	Trustee
James M. Concannon

/s/ John A. Dillingham	Trustee
John A. Dillingham

/s/ Joseph Harroz, Jr.	Trustee
Joseph Harroz, Jr.

/s/ Robert L. Hechler	Trustee
Robert L. Hechler

/s/ Albert W. Herman	Trustee
Albert W. Herman

/s/ Henry J. Herrmann	Trustee
Henry J. Herrmann

/s/ Frank J. Ross, Jr.	Trustee
Frank J. Ross, Jr.

/s/ Eleanor B. Schwartz	Trustee
Eleanor B. Schwartz

Attest:

/s/ Mara D. Herrington
Mara D. Herrington, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 29th day of April, 2014.

INVESTED PORTFOLIOS

a Delaware statutory trust

(Registrant)

By /s/ Henry J. Herrmann

Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the 29th day of April, 2014.

Signatures	Title

/s/David P. Gardner*	Chairman and Trustee
David P. Gardner

/s/Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/Joseph W. Kauten Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer

/s/Michael L. Avery*	Trustee
Michael L. Avery

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James M. Concannon*	Trustee
James M. Concannon

/s/John A. Dillingham*	Trustee
John A. Dillingham

/s/Joseph Harroz, Jr.*	Trustee
Joseph Harroz, Jr.

/s/Robert L. Hechler*	Trustee
Robert L. Hechler

/s/Albert W. Herman*	Trustee
Albert W. Herman

/s/Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

*By	/s/Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/Mara D. Herrington
Mara D. Herrington
Secretary